    As filed with the Securities and Exchange Commission on January 23, 1998

                                        Securities Act registration no. 33-38953
                                       Investment Company Act file no. 811-06279
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM N-1A
________________________________________________________________________________
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                      Post-Effective Amendment No. 20                      [X]

                                      and

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                             Amendment No. 22                              [X]

________________________________________________________________________________

                       HARRIS ASSOCIATES INVESTMENT TRUST
                                  (Registrant)


                      Two North La Salle Street, Suite 500
                         Chicago, Illinois  60602-3790


                         Telephone number 312/621-0600
________________________________________________________________________________

     Victor A. Morgenstern                       Cameron S. Avery
     Harris Associates L.P.                      Bell, Boyd & Lloyd
     Two North La Salle Street, #500             70 West Madison Street, #3300
     Chicago, Illinois  60602                    Chicago, Illinois  60602

                              (Agents for service)
________________________________________________________________________________

                 Amending Parts A, B and C and filing Exhibits

________________________________________________________________________________

            It is proposed that this filing will become effective:
             ------  immediately upon filing pursuant to rule 485(b)
               X     on January 25, 1998 pursuant to rule 485(b)
             ------
             ------  60 days after filing pursuant to rule 485(a)(1)
             ------ on _____________ pursuant to rule 485(a)(1) by acceleration ------ 75 days after filing pursuant to rule 485(a)(2)
             ------  on _____________ pursuant to rule 485(a)(2)

________________________________________________________________________________

                      HARRIS ASSOCIATES INVESTMENT TRUST

         Cross-reference sheet pursuant to rule 495(a) of Regulation C

Item                   Location or caption*
----                   --------------------

                       Part A (Prospectus)
                       -------------------

 1 (a) & (b)     Front Cover

 2 (a)           Expenses
   (b) & (c)     Summary

 3 (a)           Financial Highlights
   (b)           Not Applicable
   (c)           Performance Information
   (d)           Financial Highlights

 4 (a)(i)        The Funds; Other Information
   (a)(ii) & (b) The Funds
   (c)           The Funds

 5 (a)           Management of the Funds
   (b)           Management of the Funds; Inside Back Cover; Expenses
   (c)           Management of the Funds
   (d)           Not applicable
   (e)           Inside Back Cover
   (f)           Expenses
   (g)           Management of the Funds

 5 (a)           Not applicable (the specified information is
                  included in registrant's annual reports to shareholders)

 6 (a)           Other Information
   (b)           Not Applicable
   (c)-(e)       Other Information
   (f)           Distributions
   (g)           Taxes

 7               Purchasing and Redeeming Shares - How to Purchase Shares;
                 Purchasing and Redeeming Shares - Shareholder Services
   (a)           Not Applicable
   (b)           Purchasing and Redeeming Shares - How to Purchase Shares;
                 Purchasing and Redeeming Shares - Net Asset Value
   (c)           Not Applicable
   (d)           Front cover; Purchasing and Redeeming Shares - How to Purchase
                 Shares
   (e) & (f)     Not Applicable
 8 (a)-(d)       Purchasing and Redeeming Shares - How to Redeem Shares
 9               Not Applicable

--------------------------
* References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.


Item                Location or caption*
----                --------------------------------------------
                    Part B (Statement of Additional Information)
                    --------------------------------------------
10 (a) & (b)        Front Cover

11                  Table of Contents

12                  Not Applicable

13 (a)              The Funds; How the Funds Invest
   (c)              Investment Restrictions
   (d)              Not applicable

14 (a) & (b)        Part A - Management of the Funds
   (c)              Not Applicable

15 (a)              Not Applicable
   (b)              Principal Shareholders
   (c)              Trustees and Officers

16 (a) & (b)        Part A - Management of the Funds;
                    Part B - Investment Adviser; Trustees and Officers
   (c)              Not Applicable
   (d)              Custodian
   (e)-(g)          Not Applicable
   (h)              Custodian; Independent Public Accountants
   (i)              Not Applicable

17 (a)-(d)          Portfolio Transactions
   (e)              Not Applicable

18 (a) & (b)        Not Applicable

19 (a)-(c)          Purchasing and Redeeming Shares
20                  Additional Tax Information; Taxation of Foreign Shareholders

21 (a)-(c)          Not Applicable

22 (a)              Not Applicable
   (b)              Performance Information

23                  Financial Statements

-------------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.


Item               Location or caption*
----               --------------------------------------------
                   Part c (Other Information)
                   --------------------------------------------
24                 Financial statements and exhibits

25                 Persons controlled by or under common control with registrant

26                 Number of holders of securities

27                 Indemnification

28                 Business and other connections of investment adviser

29                 Principal underwriters

30                 Location of accounts and records

31                 Management services

32                 Undertakings



-------------------
*References are to captions within the part of the registration statement to which the particular item relates except as otherwise indicated.

PROSPECTUS
January 25, 1998


                                                            THE OAKMARK
                                                            FUND

                                                            THE OAKMARK
                                                            SELECT FUND

                                                            THE OAKMARK
                                                            SMALL CAP FUND

                                                            THE OAKMARK
                                                            EQUITY AND
                                                            INCOME FUND
                                                            Formerly the Oakmark
                                                            Balanced Fund

                                                            THE OAKMARK
                                                            INTERNATIONAL
                                                            FUND

                                                            THE OAKMARK
                                                            INTERNATIONAL
                                                            SMALL CAP FUND

                                                            MEMBER OF
                                                            100%
                                                            NO LOAD
                                                            MUTUAL FUND
                                                            COUNCIL

                                                            Managed by
                                                            HARRIS
                                                            ASSOCIATES L.P.


                                    OAKMARK


The Oakmark Family of Funds
     1998 Prospectus
     ---------------------------------------------------------------------------
Highlights..............................................   2
  Shareholder Transaction Expenses......................   3
  Annual Fund Operating Expenses........................   4
  Financial Highlights..................................   5
The Funds...............................................  10
  How the Funds Invest..................................  10
  Investment Techniques.................................  14
  Risk Factors..........................................  17
  Restrictions on the Funds' Investments................  20
Purchasing and Redeeming Shares.........................  21
  How to Purchase Shares................................  21
  How to Redeem Shares..................................  23
  Shareholder Services..................................  27
  Net Asset Value.......................................  28
Distributions...........................................  28
Taxes...................................................  29
Management of the Funds.................................  29
Trustees and Officers...................................  32
Performance Information.................................  34
Other Information.......................................  35


[LOGO OF OAKMARK FAMILY OF FUNDS]

              For More Information
              Access our website at www.oakmark.com or call 1-800-OAKMARK (1-800-625-6275).

              Website and 24-Hour
              Net Asset Value Hotline
              Access our website at www.oakmark.com to obtain the current net asset value per share of a Fund, or call 1-800-GROWOAK (1-800-476-9625).


                          The Oakmark family of funds

                                               January 25, 1998
--------------------------------------------------------------------------------

Fund/Ticker Symbol             Investment Objective
--------------------------------------------------------------------------------
THE OAKMARK FUND               Long-Term Capital Appreciation
OAKMX                          The Fund invests primarily in
                               U.S. equity securities.
--------------------------------------------------------------------------------
THE OAKMARK                    Long-Term Capital Appreciation
SELECT FUND                    The Fund invests primarily in a non-diversified
OAKLX                          portfolio of U.S. equity securities.
--------------------------------------------------------------------------------
THE OAKMARK                    Long-Term Capital Appreciation
SMALL CAP FUND                 The Fund invests primarily in U.S. equity
OAKSX                          securities of companies with small market
(generally closed to           capitalizations.
new investors)
--------------------------------------------------------------------------------
THE OAKMARK                    High Current Income and Preservation
EQUITY AND                     and Growth of Capital. The Fund invests
INCOME FUND                    primarily in a diversified portfolio of U.S.
(formerly named The Oakmark    equity and fixed-income securities.
Balanced Fund)
OAKBX

--------------------------------------------------------------------------------
THE OAKMARK                    Long-Term Capital Appreciation
INTERNATIONAL FUND             The Fund invests primarily in equity
OAKIX                          securities of non-U.S. issuers.
--------------------------------------------------------------------------------
THE OAKMARK                    Long-Term Capital Appreciation
INTERNATIONAL                  The Fund invests primarily in equity
SMALL CAP FUND                 securities of non-U.S. issuers with small
OAKEX                          market capitalizations.
--------------------------------------------------------------------------------

NO LOAD, NO SALES CHARGE, NO 12b-1 FEES
Minimum Initial Investment--$1,000, or $500 for Educational IRA
Minimum Subsequent Investments--$100
(see "Purchasing and Redeeming Shares -- How to Purchase Shares")

Each "Fund" is a series of Harris Associates Investment Trust. The Funds may invest to a limited extent in high-yield, high-risk bonds and in other securities that entail certain risks. See "The Funds -- Risk Factors."

This prospectus contains information you should know before investing. Please retain it for future reference. A Statement of Additional Information regarding the Funds dated the date of this prospectus has been filed with the Securities and Exchange Commission and (together with any supplement to it) is incorporated by reference. That Statement may be obtained at no charge by writing or telephoning the transfer agent at its address or telephone number shown inside the back cover. The Statement, material incorporated by reference and other information regarding registrants that file electronically with the Commission is available at website http://www.sec.gov.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                  Prospectus     1

HIGHLIGHTS

Harris Associates Investment Trust (the "Trust") provides investors an opportunity to pool their money to achieve economies of scale and diversification, and to take advantage of the professional investment expertise of Harris Associates L.P. (the "Adviser").

The Trust currently issues shares in six series (collectively, the "Funds" and generally, a "Fund"). Each series has distinct investment objectives and policies, and a shareholder's interest is limited to the series in which he or she owns shares. The six series are: The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Equity and Income Fund, formerly named The Oakmark Balanced Fund ("Equity and Income Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund"). Each is a "no-load" fund, and there are no sales or 12b-1 charges.

The Trust is designed for long-term investors, including those who wish to use shares of one or more series as a funding vehicle for tax-deferred plans (including tax-qualified retirement plans and Individual Retirement Account
(IRA) plans and Educational IRAs), and not for investors who intend to liquidate their investments after a short period of time. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

The chief consideration in selecting equity securities for each Fund's portfolio is the size of the discount of market price relative to the economic value of the security as determined by the Adviser. The Trust's investment philosophy is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation.

Oakmark Fund seeks long-term capital appreciation by investing primarily in U.S. equity securities.

Select Fund seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of U.S. equity securities.

Small Cap Fund* seeks long-term capital appreciation by investing primarily in U.S. equity securities of companies with small market capitalizations.

Equity and Income Fund seeks high current income and preservation and growth of capital by investing primarily in a diversified portfolio of U.S. equity and fixed-income securities.

International Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

International Small Cap Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers with small market capitalizations.
-----------------
*The Oakmark Small Cap Fund is closed to new investors except for purchases by eligible investors as described below under "Purchasing and Redeeming Shares-- How to Purchase Shares."

2    THE OAKMARK FAMILY OF FUNDS

Risks

The Funds are intended for long-term investors who can accept fluctuations in value and other risks associated with seeking the investment objectives of the respective Funds through investments in the types of securities in which the Funds may invest. You should understand and consider carefully the risks involved in a Fund before investing in that Fund. See "Risk Factors" for a more detailed discussion.

Purchases

The minimum initial investment for each Fund is $1,000 (or $500 in the case of an Educational IRA); each additional investment must be at least $100. Shares may be purchased by check, by wire transfer, by electronic transfer or by exchange. See "Purchasing and Redeeming Shares --How to Purchase Shares."

Redemptions

For information on redeeming Fund shares, see "Purchasing and Redeeming Shares-- How to Redeem Shares."

Net Asset Value

The purchase and redemption price of a Fund's shares is the net asset value per share. The net asset value is determined as of the close of regular session trading on the New York Stock Exchange. See "Net Asset Value."

Adviser

Harris Associates L.P. (the "Adviser") provides management and investment advisory services to the Funds. See "Management of the Funds."

SHAREHOLDER TRANSACTION EXPENSES

------------------------------------------------------------
     Commission to purchase shares (sales load)    None
------------------------------------------------------------
     Commission to reinvest dividends              None
------------------------------------------------------------
     Deferred sales load                           None
------------------------------------------------------------
     Redemption fee*                               None
------------------------------------------------------------
     Fee to exchange shares                        None
------------------------------------------------------------

------------------
*If you request payment of redemption proceeds by wire transfer, you must pay the cost of the wire transfer (currently $5).

                                                                PROSPECTUS    3

ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets)

The following table is intended to help you understand the costs and expenses that an investor in the Funds may bear directly or indirectly. For a more complete explanation of the fees and expenses borne by the Funds, see the discussions under the prospectus headings "Purchasing and Redeeming Shares--How to Purchase Shares" and "Management of the Funds," as well as the Statement of Additional Information incorporated by reference into this prospectus.

                                                          Equity
                                                           and                Int'l
                         Oakmark   Select   Small Cap     Income    Int'l   Small Cap
                           Fund     Fund       Fund        Fund      Fund      Fund
---------------------------------------------------------------------------------------
Investment
  management fees (a)       .93%      .80%      1.15%       .71%       .99%      1.23%
---------------------------------------------------------------------------------------
12b-1 fees                  None      None       None       None       None       None
---------------------------------------------------------------------------------------
Other expenses (after
  reimbursement of
  certain expenses)         .15       .32        .22        .79(a)     .27        .70
---------------------------------------------------------------------------------------
Total Fund operating
  expenses (after
  reimbursement of
  certain expenses)        1.08%     1.12%      1.37%      1.50%(a)   1.26%      1.93%
---------------------------------------------------------------------------------------


  (a) In the case of Equity and Income Fund, the percentages shown have been computed giving effect to the Adviser's agreement to limit the Fund's ordinary operating expenses. See "Management of the Funds." Absent that limitation, the "Other Expenses" and "Total Fund Operating Expenses" of Equity and Income Fund would be .99% and 1.70%, respectively.

The following example illustrates the expenses that you would pay on a $1,000 investment in each Fund over various time periods assuming (1) a 5% annual rate of return, (2) the operating expense percentages listed in the table above remain the same through each of the periods, (3) reinvestment of all dividends and capital gain distributions, and (4) redemption at the end of each time period.

                                1 year  3 years  5 years  10 years
------------------------------------------------------------------

Oakmark Fund                       $11      $34     $ 59      $131
------------------------------------------------------------------
Select Fund                         11       35       61       135
------------------------------------------------------------------
Small Cap Fund                      14       43       75       165
------------------------------------------------------------------
Equity and Income Fund              15       47       82       179
------------------------------------------------------------------
International Fund                  13       40       69       152
------------------------------------------------------------------
International Small Cap Fund        20       61      104       225
------------------------------------------------------------------

  This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or less than those shown.

4   The Oakmark Family of Funds

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The tables below for Oakmark Fund, Select Fund, Small Cap Fund, Equity and Income Fund, International Fund and International Small Cap Fund reflect the results of the operations for a share outstanding throughout the periods shown and have been audited by Arthur Andersen LLP, independent public accountants. These tables should be read in conjunction with the Fund's financial statements and notes thereto, which may be obtained from the Trust upon request without charge.

Oakmark Fund
                                     Eleven Months
                                         Ended                            Year Ended October 31,
                                     September 30,  ====================================================================
                                         1997       1996        1995          1994        1993        1992       1991(a)
========================================================================================================================
Net Asset Value,
 beginning of period                    $32.39     $28.47      $25.21        $24.18      $17.11      $12.10      $10.00
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:

 Net investment
   income (loss)                          0.36        .34         .30           .27         .17        (.03)       (.01)
------------------------------------------------------------------------------------------------------------------------
 Net gains or losses
   on securities (both
   realized and
   unrealized)                           10.67       4.70        4.66          1.76        7.15        5.04        2.11
------------------------------------------------------------------------------------------------------------------------
Total from investment
 operations                              11.03       5.04        4.96          2.03        7.32        5.01        2.10

Less distributions:
 Dividends (from net
   investment income)                    (0.34)      (.28)       (.23)         (.23)       (.04)         --          --
------------------------------------------------------------------------------------------------------------------------
 Distributions (from
   capital gains)                        (1.87)      (.84)      (1.47)         (.77)       (.21)         --          --
------------------------------------------------------------------------------------------------------------------------
 Total distributions                     (2.21)     (1.12)      (1.70)        (1.00)       (.25)         --          --
------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period                          $41.21     $32.39      $28.47        $25.21      $24.18      $17.11      $12.10
------------------------------------------------------------------------------------------------------------------------
 Total return                            39.24%*    18.07%      21.55%         8.77%      43.21%      41.40%      87.10%*
------------------------------------------------------------------------------------------------------------------------

                                                                   Prospectus  5


Oakmark Fund con't

                                     Eleven Months
                                         Ended                            Year Ended October 31,
                                     September 30,  ==========================================================================
                                         1997       1996        1995          1994        1993        1992       1991(a)
==============================================================================================================================
Ratios/supplemental data:
 Net assets, end of
   period ($ million)                 $6,614.9     $3,933.9    $2,827.1     $1,677.3    $1,107.0      $114.7        $4.8
------------------------------------------------------------------------------------------------------------------------------
 Ratio of expenses to
   average net assets                      1.08%*       1.18%       1.17%        1.22%       1.32%       1.70%       2.50%(b)*
------------------------------------------------------------------------------------------------------------------------------
 Ratio of net income
 (loss) to average net
 assets                                    1.19%*       1.13%       1.27%        1.19%        .94%       (.24)%     (.66%)(b)*
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                     17%          24%         18%          29%         18%         34%         0%
------------------------------------------------------------------------------------------------------------------------------
 Average brokerage
 commission paid per
 share                                $  0.0537    $   .0530         N/A           N/A         N/A        N/A         N/A
------------------------------------------------------------------------------------------------------------------------------

------------------------
* Data has been annualized.


  (a) From August 5, 1991, the date on which Fund shares were first offered for sale to the public.

  (b) If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the annualized ratio of expenses to average net assets would have been 4.92% and the annualized ratio of net income
       (loss) to average net assets would have been (3.08%).

6  THE OAKMARK FAMILY OF FUNDS



                                              SELECT          SMALL CAP           EQUITY AND INCOME(a)
                                             ========   ======================   ======================
                                              Eleven      Eleven                     Eleven
                                              Months      Months       Year          Months         Year
                                               Ended       Ended       Ended         Ended          Ended
                                             Sept. 30,    Sept. 30,   Oct. 31,      Sept. 30,      Oct. 31,
                                                1997        1997        1996          1997          1996
===========================================================================================================
Net Asset Value, beginning of period       $   10.00     $  13.19     $ 10.00        $11.29        $10.00
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)                  (0.01)       (0.01)      (0.02)         0.21          0.10
-----------------------------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)               6.35         7.16        3.21          3.24          1.19
                                            ---------    ---------    --------       -------       --------
 Total from investment operations               6.34         7.15        3.19          3.45          1.29
-----------------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------------
 Dividends (from net investment income)         0.00         0.00        0.00         (0.12)         0.00
-----------------------------------------------------------------------------------------------------------
 Distributions (from capital gains)             0.00         0.00        0.00         (0.13)         0.00
                                            ---------    ---------    --------       -------       --------
 Total distributions                            0.00         0.00        0.00         (0.25)         0.00
                                            ---------    ---------    --------       -------       --------
Net asset value, end of period              $  16.34     $  20.34     $ 13.19        $14.49        $11.29
                                            ---------    ---------    --------       -------       --------
Total return                                   69.16%*      59.14%*     31.94%        34.01%*       12.91%
-----------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of period ($ million)      $ 514.17     $1,513.4     $ 218.4      $  33.46      $   13.8
-----------------------------------------------------------------------------------------------------------
 Ratio of expenses to average
   net assets                                   1.12%*        1.37%*     1.61%         1.50%*        2.50%
-----------------------------------------------------------------------------------------------------------
 Ratio of net income (loss) to average
   net assets                                  (0.11%)***    (0.25%)*  (0.29%)         2.38%*        1.21%
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                          37%           27%        23%           53%           66%
-----------------------------------------------------------------------------------------------------------
 Average brokerage commission
   paid per share                           $  .0573     $  0.0482    $0.0520      $ 0.0554      $ 0.0581
-----------------------------------------------------------------------------------------------------------
----------------------------
 * Data has  been annualized.

   (a) If the Fund had paid all of its expenses and there had been no expense reimbursement by the investment adviser, for the period ended September 30, 1997 and the year ended October 31, 1996, the ratios of expenses to average net assets would have been 1.70%* and 2.64% respectively, and the ratios of net income to average net assets would have been 2.18%* and 1.08% respectively.


For the Funds named below, bank borrowing activity for the eleven months ended September 30, 1997 was as follows:
                                                                                     Average                Maximum
                                                                                      Debt                  Amount
                                                   Debt          Weighted          Outstanding           Outstanding
                                               Outstanding       Average             During                 During
                                                 at End          Interest            Period                 Period
                                                of Period          Rate          (in thousands)         (in thousands)
========================================================================================================================
Select Fund                                         $0             6.217%             $126                 10,000
Small Cap Fund                                      $0             6.318%             $198                 19,000
Equity and Income Fund                              $0             6.125%             $  6                  1,000


                                                                  Prospectus   7

INTERNATIONAl FUND

                                    Eleven Months
                                        Ended                             Year Ended October 31,
                                     September 30,  ---------------------------------------------------------------
                                         1997         1996       1995        1994            1993           1992(a)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                               $14.92        $12.97     $14.50      $14.09           $9.80          $ 10.00
---------------------------------------------------------------------------------------------------------------------
Income from
  investment
  operations:
    Net investment
      income                             0.27           .09        .30         .21             .06              .26
---------------------------------------------------------------------------------------------------------------------
    Net gains or
      losses on
      securities (both
      realized and
      unrealized)                        3.74          2.90       (.77)        .43            4.48             (.46)
                                         ----          ----       -----        ---            ----             -----
  Total from
    investment
    operations                           4.01          2.99       (.47)        .64            4.54             (.20)
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
   Dividends (from
     net investment
     income)                            (0.16)          .00         --        (.08)           (.25)              --
                                       ------        ------     ------      ------          ------             -----
   Distributions (from
     capital gains)                     (0.00)        (1.04)     (1.06)       (.15)             --               --
                                       ------        ------     ------      ------          ------             -----
     Total distributions                (0.16)        (1.04)     (1.06)       (.23)           (.25)              --
                                       ------        ------     ------      ------          ------             -----
Net asset value,
 end of period                         $18.77        $14.92     $12.97      $14.50          $14.09            $9.80
                                       ------        ------     ------      ------          ------             -----
Total return                            29.63%*       24.90%     (3.06)%      4.62%          47.49%          (22.81)%*
---------------------------------------------------------------------------------------------------------------------
Ratios/supplemental data:
 Net assets, end of
  period ($ million)                 $1,647.3      $1,172.8     $819.7    $1,286.0          $815.4           $23.5
---------------------------------------------------------------------------------------------------------------------
 Ratio of expenses                       1.26%*        1.32%      1.40%       1.37%           1.26%            2.04%*
---------------------------------------------------------------------------------------------------------------------
 Ratio of net income
  (loss) to average
  net assets                             2.09%*        1.45%      1.40%       1.44%           1.55%           37.02%*
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover
  rate                                     61%           42%        26%         55%             21%               0%
---------------------------------------------------------------------------------------------------------------------
 Average brokerage
  commission paid
  per share                           $0.0052        $.0158        n/a         n/a             n/a               n/a
---------------------------------------------------------------------------------------------------------------------
-------------------------------------------

 *Data has been annualized.
 (a) From September 30, 1992, the date on which Fund shares were first offered for sale to the public.


8  THE OAKMARK FAMILY OF FUNDS

International Small Cap Fund



                                                           Eleven
                                                        Months Ended    Year Ended
                                                        September 30,   October 31,
                                                            1997           1996
-----------------------------------------------------------------------------------
Net asset value, beginning of period                        $11.41         $10.00
Income from investment operations:
 Net investment income                                        0.13            .04
 Net gains or losses on securities
 (both realized and unrealized)                               1.10           1.37

 Total from Investment operations                             1.23           1.41
Less distributions:
 Dividends (from net investment income)                      (0.08)           .00
 Distributions (from capital gains)                          (0.36)           .00

 Total distributions                                         (0.44)           .00

Net asset value, end of period                              $12.20         $11.41

Total return                                                 12.07%*        14.15%
Ratios/supplemental data:
 Net assets, end of period ($ million)                      $65.97          $39.8
 Ratio of expenses to average net assets                      1.93%*         2.50%(a)
 Ratio of net income (loss) to average
 net assets                                                   1.23%*          .65%(a)
 Portfolio turnover rate                                        63%            27%
 Average brokerage commission
 paid per share                                            $0.0025         $.0036

--------------------------------

 *Data has been annualized.

 (a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, the ratio of expenses to average net assets would have been 2.65% and the ratio of net income to average net assets would have been .50%.

                                                                  Prospectus   9

THE FUNDS

The mutual funds offered by this prospectus are Oakmark Fund, Select Fund, Small Cap Fund, Equity and Income Fund, International Fund and International Small Cap Fund. Each of the Funds is a no-load "mutual fund" and, except for Select Fund, is a diversified Fund. No Fund imposes any commission or charge when shares are purchased, nor bears any 12b-1 charges.

The Funds are series of Harris Associates Investment Trust (the "Trust"), which is authorized to issue shares in separate series. Each series is a separate portfolio of securities and other assets, with its own investment objective and policies.

Harris Associates L.P. (the "Adviser") provides investment advisory and administrative services to the Funds.

How the Funds Invest

The chief consideration in the selection of equity securities for each Fund is the size of the discount of market price relative to the economic value, or underlying value, of the security as determined by the Adviser. The economic or underlying value of a security generally represents the per share net present value of the issuer's estimated long-term cash flows. The Funds may also employ the techniques described below under "Investment Techniques."

Oakmark Fund seeks long-term capital appreciation by investing primarily in equity securities. Although income is considered in the selection of securities, the Fund is not designed for investors whose primary investment objective is income.

The Fund invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors-International Investing" below.

Select Fund seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of equity securities.

The Fund invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors-International Investing" below.

As a "non-diversified" fund, the Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one issuer. See "Risk Factors-Non-diversification of Select Fund."

10  The Oakmark Family of Funds

Small Cap Fund seeks long-term capital appreciation by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 65% of its total assets, valued at the time of investment, in "small cap companies," as defined below under "How the Funds Invest--Small Cap Companies." Although income is considered in the selection of securities, the Fund is not designed for investors whose primary investment objective is income.

The Fund invests principally in securities of U.S. issuers. However, it may invest up to 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. There are no geographic limits on the Fund's foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors-- International Investing" below.

At December 31, 1997 the median market capitalization of the Fund's portfolio was $648.8 million. See "How the Funds Invest--Median Market Capitalization" below.

Equity and Income Fund seeks high current income and preservation and growth of capital by investing in a diversified portfolio of equity and fixed-income securities. The Fund is intended to present a balanced investment program between growth and income. It generally invests approximately 50--65% of its total assets in equity securities, including securities convertible into equity securities, 25--50% of its assets in U.S. Government securities and debt securities rated at time of purchase within the two highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa or Aa) or by Standard & Poor's Corporation ("S&P") (AAA or AA), and up to 20% in unrated or lower rated debt securities (measured at market value at the time of investment).

The Fund invests principally in securities of U.S. issuers. However, it may invest up to 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers, including foreign government obligations and foreign equity and debt securities that are traded over-the-counter or on foreign exchanges. The Fund has no geographic limits on its foreign investments, but the Fund does not expect to invest more than 5% of its assets in securities of issuers based in emerging markets. See "Risk Factors--International Investing" below.

International Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers. Although income is considered in the selection of securities, the Fund is not designed for investors whose primary investment objective is income.

The Adviser considers the relative political and economic stability of the issuer's home country, the ownership structure of the company, and the company's accounting practices in evaluating the potential rewards and risks of an investment opportunity. The Fund may invest
                                                                  Prospectus  11
in securities traded in mature markets (for example, Japan, Canada and the United Kingdom), in less developed markets (for example, Mexico and Thailand), and in selected emerging markets (such as Peru and India). Investments in securities of non-U.S. issuers, especially those traded in less developed or emerging markets, present additional risk. There are no limits on the Fund's geographic asset distribution, but, to provide adequate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside the United States. See "Risk Factors--International Investing" below.

Some foreign governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

The equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The Fund may purchase securities of non-U.S. issuers directly or in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of non-U.S. issuers. Under normal market conditions, the Fund invests at least 65% of its total assets, valued at the time of investment, in securities of non-U.S. issuers.

International Small Cap Fund (formerly named The Oakmark International Emerging Value Fund) seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers with small market capitalizations. Under normal market conditions, the Fund invests at least 65% of its total assets, valued at the time of investment, in "small cap companies," as defined below under "Small Cap Companies." Although income is considered in the selection of securities, the Fund is not designed for investors whose primary investment objective is income.

The Adviser considers the relative political and economic stability of the issuer's home country, the ownership structure of the company, and the company's accounting practices in evaluating the potential rewards and risks of an investment opportunity. The Fund invests in securities traded in both developed and emerging markets. Investments in securities of non-U.S. issuers, especially those traded in less developed or emerging markets, present additional risks. There are no limits on the Fund's geographic asset distribution, but, to provide ade-

12  The Oakmark Family of Funds
quate diversification, the Fund ordinarily invests in the securities markets of at least five countries outside the United States. See "Risk Factors-International Investing" below.

Some foreign governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The Adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of the Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as the Fund to participate in privatizations may be limited by local law and/or the terms on which the Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

The equity securities in which the Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The Fund may purchase securities of non-U.S. issuers directly or in the form of ADRs, EDRs, GDRs, or other securities representing underlying shares of non-U.S. issuers.

At December 31, 1997 the median market capitalization of the Fund's portfolio was $145.2 million. See "How the Funds Invest--Median Market Capitalization" below.

Other Strategies. Under normal market conditions, each Fund expects to be substantially fully invested in the types of securities described in the preceding paragraphs. Within the limitations described in this prospectus, the percentages of Fund assets invested in various types of securities will vary in accordance with the judgment of the Adviser. To the extent that investments meeting a Fund's criteria for investment are not available, or when the Adviser considers a temporary defensive posture advisable, the Fund may invest without limitation in high-quality corporate debt obligations of U.S. companies or U.S. government obligations, or may hold cash in domestic or foreign currencies or invest in domestic or foreign money market securities.

In seeking to achieve its investment objective, each Fund ordinarily invests on a long-term basis, but on occasion may also invest on a short-term basis (for example, where short-term perceptions have created a significant gap between price and value). Occasionally, securities purchased on a long-term basis may be sold within 12 months after purchase in light of a change in the circumstances of a particular company or industry or in general market or economic conditions.

Small Cap Companies. As used in this prospectus a "small cap company" is one whose market capitalization is no larger than the largest market capitalization of the companies included in the S&P Small Cap 600 Index (the "S&P Index") as most recently reported. The market capitalization of a company is the total

                                                                  Prospectus  13
market value of its outstanding common stock. The S&P Index is a broad index of 600 small capitalization companies. As of December 31, 1997 the largest market capitalization of companies included in the S&P Index was $2.93 billion.

Median Market Capitalization. The "median market capitalization" of the portfolio of Small Cap Fund or of International Small Cap Fund stated above is a measure of the size of the companies in which the Fund invests. One-half of the Fund's equity investments as of the stated date were in securities of companies with market capitalizations at or below the stated median market capitalization of the Fund's portfolio.

Investment Techniques

Equity Securities. The equity securities in which each Fund may invest include common and preferred stocks and warrants or other similar rights and convertible securities. The chief consideration in the selection of equity securities for each Fund is the size of the discount of market price relative to the economic value of the security as determined by the Adviser. The Adviser's investment philosophy for those investments is predicated on the belief that over time market price and value converge and that investment in securities priced significantly below long-term value presents the best opportunity to achieve long-term capital appreciation.

The Adviser uses several qualitative and quantitative methods in analyzing economic value, but considers the primary determinant of value to be the enterprise's long-run ability to generate cash for its owners. Once the Adviser has determined that a security is undervalued, the Adviser will consider it for purchase by a Fund, taking into account the quality and motivation of the management, the firm's market position within its industry and its degree of pricing power. The Adviser believes that the risks of equity investing are often reduced if management's interests are strongly aligned with the interests of its stockholders.

Debt Securities. Each Fund may invest in debt securities of both governmental and corporate issuers. Each of Oakmark Fund, Select Fund and Small Cap Fund may invest up to 25% of its assets, Equity and Income Fund may invest up to 20% of its assets, and International Fund and International Small Cap Fund may invest up to 10% of its assets (valued at the time of investment), in debt securities that are rated below investment grade, without a minimum rating requirement. Lower-grade debt securities (commonly called "junk bonds") are obligations of issuers rated BB or lower by S&P or Ba or lower by Moody's. Lower-grade debt securities are considered speculative and may be in poor standing or actually in default. Medium-grade debt securities are those rated BBB by S&P or Baa by Moody's. Securities so rated are considered to have speculative characteristics. See "Risk Factors." A description of the ratings used by S&P and Moody's is included as an appendix to the Statement of Additional Information.

Short Sales Against the Box. Each Fund may sell short securities the Fund

14  The Oakmark Family of Funds
owns or has the right to acquire without further consideration, a technique called selling short "against the box." Short sales against the box may protect the Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. The Trust does not currently expect that more than 20% of any Fund's total assets would be involved in short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

Currency Exchange Transactions. Each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks and broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. The Funds' forward currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to a specific receivable or payable of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in such currency. When a Fund owns or anticipates owning securities in countries whose currencies are linked, the Adviser may aggregate such positions as to the currency hedged. Although forward contracts may be used to protect a Fund from adverse currency movements, the use of such hedges may reduce or eliminate the potentially positive effect of currency revaluations on the Fund's total return.

Other Investment Companies. Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its assets in the

                                                                  Prospectus  15
aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment.

Investment in another investment company may involve the payment of a premium above the value of such issuers' portfolio securities, and is subject to market availability. The Trust does not intend to invest in such vehicles or funds unless, in the judgment of the Adviser, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, a Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses.

When-Issued and Forward Commitment Securities. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. There is a risk that the securities may not be delivered or that they may decline in value before the settlement date.

Private Placements. Each Fund may acquire securities in private placements. Because an active trading market may not exist for such securities, the sale of such securities may be subject to delay and additional costs. No Fund will purchase such a security if more than 15% of the value of such Fund's net assets would be invested in illiquid securities.

Lending of Portfolio Securities. Each Fund except Oakmark Fund may lend its portfolio securities to broker-dealers and banks to the extent indicated in restriction 5 under "Restrictions on the Funds' Investment." Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and
(c) expenses of enforcing its rights.

Options. Each Fund may purchase both call options and put options on securities. A call or put option is a contract that gives the Fund, in return for a premium paid on purchase of the option,

16  The Oakmark Family of Funds
the right to buy from, or to sell to, the seller of the option the security underlying the option at a specified exercise price during the term of the option.

Cash Reserves. To meet liquidity needs or for temporary defensive purposes, each Fund may hold cash in domestic and foreign currencies and may invest in domestic and foreign money market securities.

Risk Factors

General. All investments, including those in mutual funds, have risks, and no investment is suitable for all investors. Each Fund is intended for long-term investors. Only Equity and Income Fund is intended to present a balanced investment program between growth and income.

Small Cap Companies. During some periods, the securities of small cap companies, as a class, have performed better than the securities of large companies, and in some periods they have performed worse. Stocks of small cap companies tend to be more volatile and less liquid than stocks of large companies. Small cap companies, as compared to larger companies, may have a shorter history of operations, may not have as great an ability to raise additional capital, may have a less diversified product line making them susceptible to market pressure, and may have a smaller public market for their shares.

International Investing. International Fund and International Small Cap Fund provide long-term investors with an opportunity to invest a portion of their assets in a diversified portfolio of securities of non-U.S. issuers. Each of the other Funds may invest up to 25% (or 10% in the case of Equity and Income Fund) of its assets in securities of non-U.S. issuers. International investing allows you to achieve greater diversification and to take advantage of changes in foreign economies and market conditions. Many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments, although there can be no assurance that these conditions will continue.

You should understand and consider carefully the greater risks involved in investing internationally. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve both opportunities and risks not typically associated with investing in U.S. securities. These include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less

                                                                  Prospectus  17
advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of restriction of foreign investment, expropriation of assets, or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

Any Fund may invest in ADRs, EDRs or GDRs that are not sponsored by the issuer of the underlying security. To the extent it does so, the Fund would probably bear its proportionate share of the expenses of the depository and might have greater difficulty in receiving copies of the issuer's shareholder communications than would be the case with a sponsored ADR, EDR or GDR.

The cost of investing in securities of non-U.S. issuers is higher than the cost of investing in U.S. securities. International Fund and International Small Cap Fund provide an efficient way for an individual to participate in foreign markets, but their expenses, including advisory and custody fees, are higher than for a typical domestic equity fund.

Debt Securities. As noted above, each Fund may invest to a limited extent in debt securities that are rated below investment grade or, if unrated, are considered by the Fund's investment adviser to be of comparable quality. A decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund's portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its net asset value, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and the Fund would probably be unable to replace them with securities having as great a yield.

18  The Oakmark Family of Funds

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Non-diversification of Select Fund. As a "non-diversified" fund, Select Fund is not limited under the Investment Company Act of 1940 in the percentage of its assets that it may invest in any one issuer. However, the Fund intends to comply with the diversification standards applicable to regulated investment companies under the Internal Revenue Code of 1986. In order to meet those standards, among other requirements, at the close of each quarter of its taxable year (a) at least 50% of the value of the Fund's total assets must be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than those in items (ii) and (iii) above) of any one or more issuers as to which the Fund's investment in an issuer does not exceed 5% of the value of the Fund's total assets (valued at the time of investment); and (b) not more than 25% of its total assets (valued at the time of investment) may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

Since Select Fund may invest more than 5% of its assets in a single portfolio security, the appreciation or depreciation of such a security will have a greater impact on the net asset value of the Fund, and the net asset value per share of the Fund can be expected to fluctuate more than would the net asset value of a comparable "diversified" fund. See Investment Restriction number 1, below.

Change in Objective. Each Fund's investment objective may be changed by the board of trustees without shareholder approval. Shareholders would receive at least 30 days' written notice of any change in a Fund's objective. If there is a change in investment objective, you should consider whether the Fund

Prospectus  19
remains an appropriate investment in light of your then current financial position and needs. There can be no assurance that any Fund will achieve its investment objective.

Restrictions on the Funds' Investments
No Fund will:

1. [This restriction does not apply to Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

2. Acquire securities of any one issuer which at the time of investment (a) represent more than 10% of the voting securities of the issuer, or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

3. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of total assets];

4.   Issue any senior security except in connection with permitted borrowings;
or

5. Make loans, except that each Fund may invest in debt obligations and repurchase agreements*, and each Fund other than Oakmark Fund may lend its portfolio securities [a Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)].

These restrictions, except the bracketed portions and the footnote, are "fundamental" and cannot be changed as to a Fund without the approval of a "majority of the outstanding voting securities" of that Fund as defined in the Investment Company Act of 1940. All of the Funds' investment restrictions, including additional fundamental restrictions, are set forth in the Statement of Additional Information.

* A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

20  The Oakmark Family of Funds

PURCHASING AND REDEEMING SHARES

How To Purchase Shares

You may purchase shares of any of the Funds by check, by wire transfer, by electronic transfer or by exchange. There are no sales commissions or underwriting discounts. The minimum initial investment for each Fund is $1,000 (or $500 in the case of an Educational IRA). Minimum subsequent investments are $100, except for reinvestments of dividends and capital gain distributions.

Small Cap Fund Accounts. Small Cap Fund is closed to purchases by new investors except for purchases by eligible investors as described below. Small Cap Fund has taken this step to facilitate management of the Fund's portfolio. You may purchase shares of the Fund if:

 . You are already a shareholder of the Fund in your own name or beneficially through an intermediary;

 . You purchase shares through an employee benefit plan whose records are maintained by a trust company or plan administrator and whose investment alternatives include shares of the Fund; or

 . You purchase shares for an annuity account offered by a company that includes shares of the Fund as an investment alternative for such account.

In addition, you may exchange shares of another Fund of the Trust or Oakmark Units for shares of Small Cap Fund as described below under "By Exchange." The Trust reserves the right to re-open Small Cap Fund to new investors or to modify the extent to which the sale of shares is limited.

By Check. To make an initial purchase of shares, complete and sign the New Account Registration Form and mail it to the Trust's transfer agent, State Street Bank and Trust Company, Attention: Oakmark Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510, together with a check for the total purchase amount payable to State Street Bank and Trust Company.

To make subsequent purchases of shares, submit a check along with the stub from your Fund account confirmation statement or just send a note indicating the amount of the purchase, your account number, and the name in which your account is registered, along with a check. The Trust will not accept cash, drafts, "starter" checks, third party checks, or checks drawn on money market accounts or banks outside of the United States. If your order to purchase shares of a Fund is canceled because your check does not clear, you will be responsible for any resulting loss incurred by the Fund.

By Wire Transfer. You may also purchase shares by instructing your bank to wire transfer money to the Trust's custodian bank. Your bank may charge you a fee for sending the wire transfer. If you are opening a new account by wire transfer, you must first telephone the transfer agent at 1-800-OAKMARK (choose menu option
2) to request an account number and to furnish your social security or other tax identification number. Neither the Funds nor

Prospectus  21
the Trust will be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire transfer systems.

By Telephone Call and Electronic Transfer. If you have an established Fund account with an established electronic transfer privilege, you may pay for subsequent purchases of shares by having the purchase price transferred electronically from your bank account by calling the Funds' Audio Response System at 1-800-OAKMARK and choosing menu options 1 then 3 and following the instructions, or by calling a shareholder service representative at 1-800-OAKMARK and choosing menu option 2. You may not open a new account through electronic transfer. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund.

By Automatic Investment. You may authorize the monthly or quarterly purchase of shares of a Fund for a specified dollar amount to be transferred electronically from your bank account each month or quarter by so electing on your New Account Registration Form.

By Exchange. You may purchase shares of a Fund by exchange of shares from another Fund or by exchange of "Oakmark Units." (Oakmark Units are Service Units of GS Short Duration Tax-Free Fund, a portfolio of Goldman Sachs Trust, or ILA Service Units of Government Portfolio or Tax-Exempt Portfolio, each a portfolio of Goldman Sachs-Institutional Liquid Assets). You may initiate a purchase by exchange either by calling the Funds' Audio Response System at 1-800-OAKMARK and choosing menu options 1 then 3 and following the instructions, or by calling a shareholder service representative at 1-800-OAKMARK and choosing menu option 2 (if the telephone exchange privilege has been established on the account from which the exchange is being made), or by mail, or you may authorize a monthly or quarterly redemption of a specified dollar amount of Oakmark Units to be used to purchase shares of a Fund. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Except for automatic exchanges from Oakmark Units, you may not make more than four exchanges from any Fund in any calendar year, and the Trust may refuse requests for more frequent exchanges. Restrictions apply; please review the information under "Purchasing and Redeeming Shares--How to Redeem Shares--By Exchange."

Purchases through Intermediaries. You may purchase or redeem shares of the Funds through certain investment dealers, banks or other intermediaries ("Intermediaries"). These Intermediaries may charge for their services. Any such charges could constitute a substantial portion of a smaller account, and may not be in your best interest. You may purchase or redeem shares of the Funds directly from or with the Trust without any charges other than those described in this prospectus.

22  The Oakmark Family of Funds

An Intermediary, who accepts orders that are processed at the net asset value next determined after receipt of the order by the Intermediary, accepts such orders as agent of the Trust. The Intermediary is required to segregate any orders received on a business day after the close of regular session trading on the New York Stock Exchange and transmit those orders separately for execution at the net asset value next determined after that business day.

Purchase Price and Effective Date. Each purchase of a Fund's shares is made at that Fund's net asset value (see "Net Asset Value") next determined as follows:

A purchase by check, wire transfer or electronic transfer is made at the net asset value next determined after receipt by the Trust's transfer agent of your check or wire transfer or your electronic transfer investment instruction.

A purchase through an Intermediary that is not an authorized agent of the Trust for the receipt of orders is made at the net asset value next determined after receipt of your order by the Trust's transfer agent.

A purchase of Fund shares through an Intermediary that is an authorized agent of the Trust for the receipt of orders is made at the net asset value next determined after the receipt of the order by the Intermediary.

General Purchasing Policies. The Trust cannot accept a purchase order specifying a particular purchase date or price per share. Each purchase order for a Fund must be accepted by an authorized agent or officer of the Trust or its transfer agent and is not binding until accepted and entered on the books of that Fund. Once your purchase order has been accepted, you may not cancel or revoke it; however, you may redeem the shares. The Trust reserves the right not to accept any purchase order that it determines not to be in the best interest of the Trust or of a Fund's shareholders. The Trust will not be responsible for any loss resulting from an unauthorized transaction initiated by telephone if it or its transfer agent follows reasonable procedures designed to verify the identity of the caller. Those procedures may include recording the call, requesting additional information and sending written confirmation of telephone transactions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

How to Redeem Shares

By Mail. You may redeem all or any part of your shares of a Fund upon your written request delivered to the Trust's transfer agent, State Street Bank and Trust Company, Attention: Oakmark Funds, P.O. Box 8510, Boston, Massachusetts 02266-8510. Your redemption request must:

(1)  identify the Fund and give your account number;

(2)  specify the number of shares or dollar amount to be redeemed; and

(3) be signed in ink by all account owners exactly as their names appear on the account registration.

Your request must also include a signature guarantee if any of the following situations applies:

                                                                  Prospectus  23

 .  your account registration has been changed within the last 30 days;

 . the redemption check is to be mailed to an address different from the one on your account (record address);

 . the redemption check is to be made payable to someone other than the registered account owner; or

 . you are instructing us to transmit the proceeds to a bank account that you have not previously designated as the recipient of such proceeds.

You should be able to obtain a signature guarantee from a bank, securities broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association, but not a notary public. The signature guarantee must include an ink-stamped guarantee for each signature on the redemption request and must include the name of the guarantor bank or firm and an authorized signature.

Special rules apply to redemptions by corporations, trusts and partnerships. In the case of a corporation, the request must be signed in the name of the corporation by an officer whose title must be stated, and must be accompanied by a bylaw provision or resolution of the board of directors, certified within 60 days, authorizing the officer to so act. A redemption request from a partnership or a trust must be signed in the name of the partnership or trust by a general partner or a trustee and include a signature guarantee. If the trustee is not named in the account registration, a redemption request by a trust must also include evidence of the trustee's appointment as such (e.g., a certified copy of the relevant portions of the trust instrument). Under certain circumstances, before the shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

By Telephone. You may redeem shares from your account by calling the Funds' Audio Response System at 1-800-OAKMARK and choosing menu options 1 then 3 and following the instructions, or by calling a shareholder service representative at 1-800-OAKMARK and choosing menu option 2. The proceeds may be sent by check to your registered address or you may request of the shareholder service representative that payment be made by wire transfer, or by electronic transfer, to a checking account previously designated by you at a bank that is a member of the Automated Clearing House. Redemption proceeds payable by wire transfer or by electronic transfer will normally be sent on the next business day after receipt of the redemption request. A redemption request received by telephone after 4 p.m. eastern time (or after the close of regular session trading on the New York Stock Exchange if the NYSE closes before 4 p.m.) is deemed received on the next business day. You may not redeem by telephone shares held in an IRA account or an account for which you have changed the address within the preceding 30 days.

By Exchange. You may redeem all or any portion of your shares of a Fund or of Oakmark Units and use the proceeds

24  The Oakmark Family of Funds
to purchase shares of any of the other Funds or Oakmark Units if your signed, properly completed Registration Form is on file. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Except for automatic exchanges from Oakmark Units, you may not make more than four exchanges from any Fund in any calendar year, and the Trust may refuse requests for more frequent exchanges. Before exchanging into Oakmark Units, you should obtain the prospectus relating to the Oakmark Units from the Adviser and read it carefully. The exchange privilege is not an offering or recommendation of Oakmark Units. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made and the amount you exchange must meet any applicable minimum investment of the fund being purchased. An exchange may be made "By Mail" by following the redemption procedure described above under "By Mail" and indicating the fund to be purchased, except that a signature guarantee normally is not required.

You may exchange among shares of the Funds and Oakmark Units "By Telephone" by calling the Funds' Audio Response System at 1-800-OAKMARK and choosing menu options 1 then 3 and following the instructions, or by calling a shareholder service representative at 1-800-OAKMARK and choosing menu option 2. An exchange request received by telephone after 4 p.m. eastern time (or after the close of regular session trading on the New York Stock Exchange if the NYSE closes before 4 p.m.) is deemed received on the next business day. The Trust's general redemption policies apply to redemptions by Telephone Exchange. See "General Redemption Policies."

The Trust reserves the right at any time without prior notice to suspend or terminate the use of the telephone exchange privilege by any person or class of persons. The Trust believes that use of the telephone exchange privilege by investors utilizing market-timing strategies adversely affects the Funds. Therefore, the Trust generally will not honor requests for telephone exchanges by shareholders identified by the Trust as "market-timers." Except for automatic exchanges from Oakmark Units, you may not make more than four exchanges from any Fund in any calendar year. Although the Trust will attempt to give prior notice of a suspension or termination of an exchange privilege when it is reasonably able to do so, the suspension or termination may be effective immediately, thereby preventing any uncompleted exchange. See "Purchasing and Redeeming Shares-How to Redeem Shares-By Exchange."

During periods of volatile economic and market conditions, you may have difficulty placing your exchange by telephone call to a shareholder service representative; during such periods, you may wish to consider placing your exchange by mail or by telephone through the Funds' Audio Response System.

                                                                  Prospectus  25

By Automatic Redemption. You may automatically redeem a fixed dollar amount of shares each month or quarter and have the proceeds sent by check to you or deposited by electronic transfer into your bank account by so electing on your Registration Form.

General Redemption Policies. You may not cancel or revoke your redemption order once your instructions have been received and accepted. The Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions. Please telephone a shareholder service representative at 1-800-OAKMARK and choose menu option 2 if you have any questions about requirements for a redemption before submitting your request. The Trust reserves the right to require a properly completed Registration Form before making payment for shares redeemed.

The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received. See "Net Asset Value." Because the redemption price you receive depends upon that Fund's net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

The Trust will generally mail redemption proceeds that are payable by check within seven days after proper instructions are received. If you attempt to redeem shares within 15 days after they have been purchased by check or electronic transfer, the Trust may delay payment of the redemption proceeds to you until it can verify that payment for the purchase of those shares has been (or will be) collected. To reduce such delays, the Trust recommends that your purchase be made by wire transfer through your bank.

If you so request, the proceeds of your redemption may be paid by wire transfer to your bank account, provided the redemption proceeds are at least $250, but the cost of the wire transfer (currently $5) will be deducted from the redemption proceeds. A wire transfer will normally result in your bank account receiving "good funds" on the business day following the date of redemption of your shares. If the proceeds of your redemption are sent by electronic transfer, your bank will be notified of the transfer, but your bank account will not receive "good funds" for at least one week.

Neither the Trust, its transfer agent, nor their respective officers, trustees, directors, employees, or agents will be responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense for acting upon instructions furnished thereunder if they reasonably believe that such instructions are genuine. The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine. Use of any telephone redemption or exchange privilege authorizes the Funds and their transfer agent to tape-record all instructions to redeem. In addition, callers are asked to identify the account number and registration, and


26    THE OAKMARK FAMILY OF FUNDS
may be required to provide other forms of identification. Written confirmations of transactions are mailed promptly to the registered address; a legend on the confirmation requests the shareholder to review the transactions and inform the Fund immediately if there is a problem. If a Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any loss due to unauthorized or fraudulent instructions.

The Trust reserves the right at any time without prior notice to suspend, limit, modify or terminate any privilege or its use in any manner by any person or class. The Trust also reserves the right to redeem shares in any account and send the proceeds to the owner if the shares in the account do not have a value of at least $1,000. A shareholder would be notified that the account is below the minimum and allowed 30 days to bring the account value up to the minimum.

Shares in any account you maintain with a Fund may be redeemed to the extent necessary to reimburse a Fund for any loss it sustains that is caused by you (such as losses from uncollected checks and electronic transfers or any Fund liability under the Internal Revenue Code provisions on backup withholding relating to your account).


Shareholder Services

Reporting to Shareholders. You will receive a confirmation statement reflecting each of your purchases and redemptions of shares of a Fund, as well as periodic statements detailing distributions made by that Fund. Shares purchased by reinvestment of dividends or pursuant to an automatic plan will be confirmed to you quarterly. In addition, the Trust will send you periodic reports showing Fund portfolio holdings and will provide you annually with tax information.

IRA Plans. The Trust has a master individual retirement account (IRA) plan that allows you to invest in either a Regular IRA or a Roth IRA on a tax-sheltered basis in the Funds or Oakmark Units of the Government Portfolio of Goldman, Sachs Money Market Trust. The plan also permits you to "roll over" or transfer to your Regular IRA a lump sum distribution from a qualified pension or profit-sharing plan, thereby postponing federal income tax on the distribution. If your employer has a Simplified Employee Pension Plan (SEP), you may establish a Regular IRA with the Fund to which your employer may contribute, subject to special rules designed to avoid discrimination. The Trust also offers an Educational IRA. Information on IRAs may be obtained by calling the transfer agent at 1-800-OAKMARK (choose menu option 3).

Establishing Privileges. You may establish any of the shareholder privileges when you complete an application to purchase shares of a Fund. If you have already established an account and want to add or change a privilege, please call a shareholder service representative at 1-800-OAKMARK (choose menu option
2) to request the appropriate form. Your call will be recorded.

Audio Response System. To obtain information about your account, such as


                                                                PROSPECTUS    27
account balance, last transaction and distribution information, to purchase, redeem or exchange shares of a Fund or Oakmark Units, or to order duplicate statements, call the Funds' Audio Response System at 1-800-OAKMARK (choose menu option 1). Please note: you must have a personal identification ("PIN") number to access the Audio Response System. Call 1-800-OAKMARK (choose menu option 2) and speak with a shareholder service representative to obtain your PIN number. Your call will be recorded.

Account Address Change. You may change your address of record for a Fund account by sending written instructions to the transfer agent at its address shown on the inside back cover of this prospectus or by telephoning a shareholder service representative at 1-800-OAKMARK (choose menu option 2). Your call will be recorded.

Account Registration Change. You may change your account registration only by sending your written instructions with a signature guarantee to the transfer agent at its address shown on the inside back cover of this prospectus. See "Purchasing and Redeeming Shares--How to Redeem Shares--By Mail" regarding signature guarantees.

Questions about Your Account. If you have a question about your account, you may telephone a shareholder service representative at 1-800-OAKMARK (choose menu option 2).


Net Asset Value

The net asset value of a share of each Fund is determined by the Fund's custodian, State Street Bank and Trust Company, as of the close of regular session trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on any day on which that exchange is open for trading by dividing the market value of that Fund's assets, less its liabilities, by the number of shares outstanding. Trading in the portfolio securities of International Fund or International Small Cap Fund (and in any securities of non-U.S. issuers held by any other Fund) takes place in various markets on days and at times other than when the New York Stock Exchange is open for trading. Therefore, the calculation of net asset value does not take place at the same time as the prices of many of those portfolio securities are determined and the value of the Funds' portfolios may change on days when the Funds are not open for business and their shares may not be purchased or redeemed.

Price information may be obtained by accessing the Funds' website at www.oakmark.com or by calling the 24-Hour Net Asset Value Hotline, 1-800-GROWOAK (1-800-476-9625).

Distributions

Each Fund distributes to shareholders at least annually substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. All of your income dividends and capital gain distributions will be reinvested in additional shares unless you elect to have distributions paid by check. If any check from a Fund mailed to you is returned as undeliverable or is


28    THE OAKMARK FAMILY OF FUNDS
not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in additional Fund shares.


Taxes

Dividends from investment income and net short-term capital gains are taxable as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held your Fund shares. Distributions will be taxable to you whether received in cash or reinvested in Fund shares.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to income taxation, you will not be required to pay tax on amounts distributed to you.

If you purchase shares shortly before a record date for a distribution you will, in effect, receive a return of a portion of your investment, but the distribution will be taxable to you even if the net asset value of your shares is reduced below your cost. However, for federal income tax purposes your original cost would continue as your tax basis. If you redeem shares within six months, any loss on the sale of those shares would be long-term capital loss to the extent of any distributions of long-term capital gain that you have received on those shares.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund pays nonrefundable taxes to foreign governments during the year, the taxes will reduce that Fund's dividends but will still be included in your taxable income. However, you may be able to claim an offsetting credit or deduction on your tax return for your share of foreign taxes paid by the Fund.

If (a) you fail to (i) furnish your properly certified social security or other tax identification number or (ii) certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income, or (b) the Internal Revenue Service informs the Trust that your tax identification number is incorrect, the Trust may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from certain payments (including redemption proceeds) to you. These certifications are contained in the Registration Form that you should complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. You may claim the amount withheld as a credit on your Federal income tax return.

This discussion of U.S. and foreign taxation applies only to U.S. shareholders and is not intended to be a full discussion of income tax laws and their effect. You may wish to consult your own tax adviser.


Management of the Funds

The board of trustees of the Trust has overall responsibility for the conduct of the affairs of the Funds and the Trust. The trustees serve indefinite terms of unlimited duration. The trustees


                                                                PROSPECTUS    29
appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the declaration in writing or vote of two-thirds of the Trust's outstanding shares. A trustee may be removed with or without cause upon the written declaration of a majority of the trustees.

The Funds' investments and business affairs are managed by the Adviser, Harris Associates L.P. The Adviser also serves as investment adviser to individuals, trusts, retirement plans, endowments and foundations, and manages numerous private partnerships.

The Adviser was organized in 1995 to succeed to the business of a previous limited partnership, also named Harris Associates L.P. (the "Former Adviser"), that, together with its predecessor, had advised and managed mutual funds since 1970. The Adviser, a limited partnership, is managed by its general partner, Harris Associates, Inc. ("HAI"), a wholly-owned subsidiary of New England Investment Companies, L.P. ("NEIC"). NEIC owns all of the limited partnership interests in the Adviser. NEIC is a publicly traded limited partnership that owns investment management firms and that is a subsidiary of Metropolitan Life Insurance Company.

Subject to the overall authority of the board of trustees, the Adviser furnishes continuous investment supervision and management to the Funds and also furnishes office space, equipment and management personnel.

For its services, the Adviser receives from each Fund the following advisory fee, stated as a percentage of average net assets: Equity and Income, .75%; Oakmark, 1% up to $2.5 billion, .95% on the next $1.25 billion, .90% on the next $1.25 billion, and .85% over $5 billion; International, 1% up to $2.5 billion,
 .95% on the next $2.5 billion, and .90% over $5 billion; Select, 1% up to $1 billion, .95% on the next $500 million, .90% on the next $500 million, .85% on the next $500 million, and .80% over $2.5 billion; Small Cap, 1.25% up to $1 billion, 1.15% on the next $500 million, 1.10% on the next $500 million, 1.05% on the next $500 million, and 1% over $2.5 billion; International Small Cap, 1.25%.

The Adviser has voluntarily agreed to reimburse each Fund to the extent that the Fund's annual ordinary operating expenses exceed the following percent of the Fund's average net assets through January 31, 1999, subject to earlier termination by the Adviser on 30 days' notice to the Fund: 1.5% in the case of Oakmark Fund, Select Fund, Small Cap Fund or Equity and Income Fund and 2% in the case of International Fund and International Small Cap Fund.

The Trust uses "Harris Associates" in its name and "Oakmark" in the names of the Funds by license from the Adviser and would be required to stop using those names if Harris Associates ceased to be the Adviser. The Adviser has the right to use the


30    THE OAKMARK FAMILY OF FUNDS
names for another enterprise, including another investment company.

The investment objective and policies of Oakmark Fund were developed by the Adviser and by Robert J. Sanborn, C.F.A., the Fund's portfolio manager. Mr. Sanborn joined the Adviser as a portfolio manager and analyst in 1988. Prior thereto, he had been a portfolio manager/analyst with The State Teachers Retirement System of Ohio. Mr. Sanborn holds an M.B.A. in Finance from the University of Chicago (1983) and a B.A. in Economics from Dartmouth College
(1980).

The investment objective and policies of Select Fund were developed by the Adviser and by William C. Nygren, C.F.A., the Fund's portfolio manager. Mr. Nygren joined the Adviser as an analyst in 1983, and has been the Adviser's Director of Research since 1990. Prior thereto, he had been an analyst with Northwestern Mutual Life Insurance Company. Mr. Nygren holds an M.S. in Finance from the University of Wisconsin (1981) and a B.S. in Accounting from the University of Minnesota (1980).

The investment objective and policies of Small Cap Fund were developed by the Adviser and by Steven J. Reid, C.F.A., the Fund's portfolio manager. Mr. Reid joined the Adviser as an accountant in 1980 and has been an investment analyst since 1985. He holds a B.A. in Business from Roosevelt University (1979).

The investment objective and policies of Equity and Income Fund were developed by the Adviser and by Clyde S. McGregor, C.F.A., the Fund's portfolio manager. Mr. McGregor joined the Adviser as an analyst in 1981 and began managing portfolios in 1986. He holds an M.B.A. in Finance from the University of Wisconsin-Madison (1977) and a B.A. in Economics and Religion from Oberlin College (1974).

The investment objective and policies of International Fund were developed by the Adviser and by David G. Herro, C.F.A., the Fund's portfolio manager. The Fund is co-managed by Michael J. Welsh, C.F.A. and C.P.A. Mr. Herro joined the Adviser in 1992 as a portfolio manager and analyst. Previously, he had been an international portfolio manager for the State of Wisconsin Investment Board and The Principal Financial Group. Mr. Herro holds an M.A. in Economics from the University of Wisconsin-Milwaukee (1985) and a B.S. in Business and Economics from the University of Wisconsin-Platteville (1983). Mr. Welsh joined the adviser as an international analyst in 1992. Previously he had been a senior associate, valuation services, with Coopers & Lybrand. Mr. Welsh holds an M.M. in Finance from Northwestern University (1993) and a B.S. in Accounting from the University of Kansas (1985).

The investment objective and policies of International Small Cap Fund were developed by the Adviser and by David G. Herro, the Fund's portfolio manager. The Fund is co-managed by Michael J. Welsh.

Brokerage transactions for the Funds may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of the Adviser.


                                                                PROSPECTUS    31

TRUSTEES AND OFFICERS

The trustees and officers of the Trust and their principal business activities during the past five years are:

Name, Position(s) with Trust
and Age at December 31, 1997     Principal Occupation(s) during Past Five Years
--------------------------------------------------------------------------------
Victor A. Morgenstern*           Chairman of the Board, HAI, since 1996 and
Trustee and Chairman, 55         President prior thereto; Chairman, Harris
                                 Partners, L.L.C., since September 1995

Michael J. Friduss               Principal, MJ Friduss & Associates
Trustee, 55                      (telecommunications consultants)

Thomas H. Hayden                 Executive Vice President and director,
Trustee, 46                      Bozell Worldwide, Inc. (advertising and
                                 public relations)

Christine M. Maki                Vice President--Tax, Hyatt Corporation
Trustee, 37                      (hotel management) since 1995; Tax Manager,
                                 Coopers & Lybrand (independent accountants),
                                 prior thereto

Allan J. Reich                   Senior Partner and Chair of Corporate/Securities
Trustee, 49                      Practice Group, D'Ancona & Pflaum (attorneys)

Marv R. Rotter                   General Manager, Rotter & Associates
Trustee, 51                      (financial services)

Burton W. Ruder                  President, The Academy Group (venture capital
Trustee, 54                      investments and transaction financing)

Peter S. Voss*                   Chairman and Chief Executive Officer,
Trustee, 51                      New England Investment Companies, Inc. and
                                 New England Investment Companies, L.P.

Gary N. Wilner, M.D.             Senior Attending Physician, Evanston Hospital,
Trustee, 57                      and Medical Director--CardioPulmonary Wellness
                                 Program, Evanston Hospital Corporation

Robert Levy                      President and Chief Executive Officer, HAI,
President, 47                    since 1997, Portfolio Manager, HALP
                                 prior thereto

Robert J. Sanborn                Portfolio Manager and Analyst, HALP
Executive Vice President
and Portfolio Manager
(Oakmark Fund), 39

32   THE OAKMARK FAMILY OF FUNDS

Name, Position(s) with Trust
and Age at December 31, 1997    Principal Occupation(s) during Past Five Years
------------------------------------------------------------------------------
David G. Herro                  Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (International
Fund and International
Small Cap Fund), 37

Clyde S. McGregor               Portfolio Manager and Analyst, HALP
Vice President and
Portfolio Manager
(Equity and Income Fund), 45

William C. Nygren               Portfolio Manager and Director of Research,
Vice president and Portfolio    HALP
Manager (Select Fund), 39

Steven J. Reid                  Portfolio Manager and Analyst, HALP
Vice President and Portfolio
Manager (Small Cap Fund), 41

Michael J. Welsh                Portfolio Manager and Analyst, HALP
Vice President
and Co-portfolio Manager
(International Fund and
International Small Cap
Fund), 34

Ann W. Regan                    Director of Mutual Fund Operations, HALP,
Vice President--Shareholder     since 1996; Special Projects Assistant to the
Operations and Assistant        General Counsel, HALP, 1995--1996; Deputy
Secretary, 49                   Corporation Counsel, City of Chicago,
                                prior thereto

Donald Terao                    Secretary, Treasurer and Chief Financial
Vice President--                Officer, HAI, since 1995; Controller, HALP,
Finance, 48                     prior thereto

Anita M. Nagler                 Vice President, HAI, since 1994; General
Secretary, 41                   Counsel, HALP, since 1993; Associate Regional
                                Administrator, Enforcement, Securities and
                                Exchange Commission, Chicago, prior thereto

                                                                 Prospectus   33

Name, Position(s) with Trust
and Age at December 31, 1997     Principal Occupation(s) during Past Five Years#
--------------------------------------------------------------------------------

Kristi L. Rowsell                    Assistant Treasurer, HALP, since 1996;
Treasurer, 31                        Tax and Accounting Manager, HALP, 1995-
                                     1996; Vice President and Treasurer, Calamos
                                     Asset Management, Inc., prior thereto


# As used in this table, from and after September 29, 1995 "HALP" and "HAI" refer to the Adviser and the general partner of the Adviser, respectively, and prior to that date those terms refer to the Former Adviser and the general partner of the Former Adviser, respectively.


* Messrs. Morgenstern and Voss are trustees who are "interested persons" (as defined in the Investment Company Act) of the Trust by virtue of their relationships with HAI.


Performance Information
From time to time the Funds may quote total return figures in sales material. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compound rate of change in value represented by the Total Return for the period. All of these calculations assume the reinvestment of dividends and distributions in additional shares of the Fund. Income taxes are not taken into account.

In advertising and sales literature, a Fund's performance may be compared to market indexes and to the performance of other mutual funds. A Fund may also publicize its comparative performance as computed in rankings or ratings determined by independent services or publications including Lipper Analytical Services, Inc., Morningstar, Inc. and others.

The performance of a Fund is a function of conditions in the securities markets, portfolio management and operating expenses, and past results are not necessarily indicative of future results. See "The Funds--How the Funds Invest" and "The Funds--Restrictions on the Funds' Investments." Performance information supplied by a Fund may not provide a basis for comparison with other investments using different reinvestment assumptions or time periods.

34   THE OAKMARK FAMILY OF FUNDS

Other Information

The Funds are series of Harris Associates Investment Trust (the "Trust"), an open-end management investment company, and each Fund other than Select Fund is diversified. Prior to July 15, 1997, the name of Equity and Income Fund was the Oakmark Balanced Fund. The Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated February 1, 1991, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either the Trust's shareholders or its trustees. The Trust may issue an unlimited number of shares, in one or more series, each with its own investment objective, policies and restrictions, as the board of trustees may authorize. Any such series of shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights or privileges as the trustees may determine. The Funds' shares are not currently divided into classes. The Funds are the only series of the Trust currently being offered. All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights.

Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by the board of trustees with respect to that series, and all shares of a series have equal rights in the event of liquidation of that series.

Each share is entitled to one vote on each matter presented to shareholders. As a business trust, the Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract. On any matter submitted to a vote of shareholders, shares are voted in the aggregate and not by individual series except when required by the Investment Company Act of 1940 or other applicable law, or when the board of trustees determines that the matter affects only the interests of one or more series, in which case shareholders of the unaffected series are not entitled to vote on such matters. All shares of the Trust are voted together in the election of trustees.

Inquiries regarding the Funds should be directed to the Adviser or Transfer Agent of the Trust at the address or telephone number shown on the inside back cover.

                                                                 PROSPECTUS   35

The Oakmark Family of Funds
       1998 Prospectus
       --------------------------------------

Investment Adviser

Harris Associates L.P.
Two North LaSalle Street
Chicago, Illinois 60602-3790

Transfer Agent, Dividend

Disbursing Agent & Custodian

State Street Bank and Trust Company
Attention: Oakmark Funds
P.O. Box 8510
Boston, Massachusetts 02266-8510

Auditors

Arthur Andersen LLP
Chicago, Illinois

Legal Counsel

Bell, Boyd & Lloyd
Chicago, Illinois


[LOGO OF OAKMARK FAMILY OF FUNDS]

FOR MORE INFORMATION

Access our website at www.oakmark.com or call
1-800-OAKMARK (1-800-625-6275)

WEBSITE AND 24-HOUR

NET ASSET VALUE HOTLINE

Access our website at www.oakmark.com to obtain the current net asset value per share of a Fund, or call 1-800-GROWOAK (1-800-476-9625)


                          the Oakmark family of funds

                       [LOGO OF OAKMARK FAMILY OF FUNDS]




                            HARRIS ASSOCIATES L.P.
                            2 NORTH LASALLE STREET
                               CHICAGO, IL 60602
                                 1-800-OAKMARK

                                             STATEMENT OF ADDITIONAL INFORMATION
                                             -----------------------------------

                                                                January 25, 1998

                          THE OAKMARK FAMILY OF FUNDS
                                 No-Load Funds

                                                       Two North La Salle Street
                                                    Chicago, Illinois 60602-3790
                                                         Telephone 1-800-OAKMARK
                                                                (1-800-625-6275)

This Statement of Additional Information relates to The Oakmark Fund ("Oakmark Fund"), The Oakmark Select Fund ("Select Fund"), The Oakmark Small Cap Fund ("Small Cap Fund"), The Oakmark Equity and Income Fund, formerly named the Oakmark Balanced Fund ("Equity and Income Fund"), The Oakmark International Fund ("International Fund") and The Oakmark International Small Cap Fund ("International Small Cap Fund"), each a series of Harris Associates Investment Trust (the "Trust"). It is not a prospectus but provides information that should be read in conjunction with the Funds' prospectus dated the same date as this Statement of Additional Information and any supplement thereto. The prospectus may be obtained from the Funds at no charge by writing or telephoning the Funds at their address or telephone number shown above.


                               Table of Contents

     The Funds...................................................   2
     Investment Restrictions.....................................   2
     How the Funds Invest........................................   4
     Performance Information.....................................  10
     Investment Adviser..........................................  12
     Trustees and Officers.......................................  14
     Principal Shareholders......................................  15
     Purchasing and Redeeming Shares.............................  16
     Additional Tax Information..................................  18
     Taxation of Foreign Shareholders............................  18
     Portfolio Transactions......................................  19
     Declaration of Trust........................................  21
     Custodian...................................................  21
     Independent Public Accountants..............................  22
     Financial Statements........................................  22
     Appendix -- Bond Ratings....................................  23

                                   THE FUNDS

     Oakmark Fund seeks long-term capital appreciation by investing primarily in U.S. equity securities.

     Select Fund seeks long-term capital appreciation by investing primarily in a non-diversified portfolio of U.S. equity securities.

     Small Cap Fund seeks long-term capital appreciation by investing primarily in U.S. equity securities of companies with small market capitalizations.

     Equity and Income Fund seeks high current income with regard for both preservation and growth of capital by investing primarily in a diversified portfolio of U.S. equity and fixed-income securities.

     International Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

     International Small Cap Fund seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers with small market capitalizations.

                            INVESTMENT RESTRICTIONS

     In pursuing their respective investment objectives no Fund will:

     1. [This restriction does not apply to Select Fund] In regard to 75% of its assets, invest more than 5% of its assets (valued at the time of investment) in securities of any one issuer, except in U.S. government obligations;

     2.  Acquire securities of any one issuer which at the time of investment
(a) represent more than 10% of the voting securities of the issuer or (b) have a value greater than 10% of the value of the outstanding securities of the issuer;

     3. Invest more than 25% of its assets (valued at the time of investment) in securities of companies in any one industry, except that this restriction does not apply to investments in U.S. government obligations;

     4. Borrow money except from banks for temporary or emergency purposes in amounts not exceeding 10% of the value of the Fund's assets at the time of borrowing [the Fund will not purchase additional securities when its borrowings, less receivables from portfolio securities sold, exceed 5% of the value of the Fund's total assets];

     5. Issue any senior security except in connection with permitted borrowings;

     6. Underwrite the distribution of securities of other issuers; however the Fund may acquire "restricted" securities which, in the event of a resale, might be required to be registered under the Securities Act of 1933 on the ground that the Fund could be regarded as an underwriter as defined by that act with respect to such resale;

     7. Make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements,/1/ or
(c) [Funds other than Oakmark

----------

/1/ A repurchase agreement involves a sale of securities to a Fund with the concurrent agreement of the seller (bank or securities dealer) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate within a specified time. In the

Fund] lending its portfolio securities [the Fund will not lend securities having a value in excess of 33% of its assets, including collateral received for loaned securities (valued at the time of any loan)];

     8. Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises which invest in real estate or interests in real estate;

     9. Purchase and sell commodities or commodity contracts, except that it may enter into forward foreign currency contracts;

     10. Acquire securities of other investment companies except (a) by purchase in the open market, where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission or (b) where the acquisition results from a dividend or a merger, consolidation or other reorganization;/2/

     11. Make margin purchases or participate in a joint or on a joint or several basis in any trading account in securities;

     12. Invest in companies for the purpose of management or the exercise of control;

     13. Invest more than 15% of its net assets (valued at the time of investment) in illiquid securities, including repurchase agreements maturing in more than seven days;

     14. Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

     15. [Oakmark Fund, Select Fund, Small Cap Fund and Equity and Income Fund only] Invest more than 2% of its net assets (valued at the time of investment) in warrants not listed on the New York or American stock exchanges, valued at cost, nor more than 5% of its net assets in all warrants, provided that warrants acquired in units or attached to other securities shall be deemed to be without value for purposes of this restriction; [International Fund and International Small Cap Fund only] Invest more than 10% of its net assets (valued at the time of investment) in warrants valued at the lower of cost or market, provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

     16. [Oakmark Fund, Select Fund and Small Cap Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts) [Equity and Income Fund only] Invest

----------

     event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses. No Fund may invest more than 15% of its net assets in repurchase agreements maturing in more than seven days and other illiquid securities.

/2/ In addition to this investment restriction, the Investment Company Act of 1940 provides that a Fund may neither purchase more than 3% of the voting securities of any one investment company nor invest more than 10% of the Fund's assets (valued at the time of investment) in all investment company securities purchased by the Fund. Investment in the shares of another investment company would require the Fund to bear a portion of the management and advisory fees paid by that investment company, which might duplicate the fees paid by the Fund.

more than 10% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts); /3/

     17. Make short sales of securities unless the Fund owns at least an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into at least an equal amount of such securities;

     18. Purchase a call option or a put option if the aggregate premium paid for all call and put options then held exceed 20% of its net assets (less the amount by which any such positions are in-the-money);

     19. Invest in futures or options on futures, except that it may invest in forward foreign currency contracts.

     The first 10 restrictions listed above, except the bracketed portions, are fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" of the respective Fund, which is defined in the Investment Company Act of 1940 (the "1940 Act") as the lesser of (i) 67% of the shares of the Fund present at a meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding shares of the Fund. Those restrictions not designated as "fundamental," and a Fund's investment objective, may be changed by the board of trustees without shareholder approval. A Fund's investment objective will not be changed without at least 30 days' notice to shareholders.

     Notwithstanding the foregoing investment restrictions, a Fund may purchase securities pursuant to the exercise of subscription rights, provided, in the case of each Fund other than Select Fund, that such purchase will not result in the Fund's ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund's interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund's portfolio securities with the result that the Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

                             HOW THE FUNDS INVEST

Securities of Non-U.S. Issuers

     International Fund and International Small Cap Fund invest primarily in securities of non-U.S. issuers, and the other Funds each may invest a minor portion of their assets (up to 25% for Oakmark Fund, Select Fund and Small Cap Fund and up to 10% for Equity and Income Fund) in securities of non-U.S. issuers. International investing permits an investor to take advantage of the growth in markets outside the United States. Investing in securities of non-U.S. issuers may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. The Funds may invest in securities of non-U.S. issuers directly or in the form of American Depositary Receipts

------------

/3/ Although securities represented by American depositary Receipts ("ADRs") are not subject to restriction 16, none of these Funds has any present intention to invest more than the indicated percentage of its total assets in ADRs and securities of foreign issuers.

(ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company and trading in U.S. markets evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs are receipts that may trade in U.S. or non-U.S. markets. The Funds may invest in both "sponsored" and "unsponsored" ADRs, EDRs or GDRs. In a sponsored depositary receipt, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to depositary receipt holders. An unsponsored depositary receipt is created independently of the issuer of the underlying security. The depositary receipt holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications.

     With respect to portfolio securities of non-U.S. issuers or denominated in foreign currencies, a Fund's investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. See discussion of transaction hedging and portfolio hedging under "Currency Exchange Transactions."

     You should understand and consider carefully the risks involved in international investing. Investing in securities of non-U.S. issuers, positions in which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign subcustodial arrangements.

     Although the Funds try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation of assets, confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse, political, social or diplomatic developments that could affect investment in these nations.

     Privatizations. Some governments have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatizations"). The adviser believes that privatizations may offer opportunities for significant capital appreciation, and intends to invest assets of International Fund and International Small Cap Fund in privatizations in appropriate circumstances. In certain of those markets, the ability of foreign entities such as International Fund and International Small Cap Fund to participate in privatizations may be limited by local law, and/or the terms on which such Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

     Currency Exchange Transactions. Each Fund may enter into currency exchange transactions either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract ("forward contract"). A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded and are usually for less than one year, but may be renewed.

     Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. A Fund's currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or actual or anticipated portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a forward contract with respect to an actual or anticipated portfolio security position denominated or quoted in a particular currency. When the Fund owns or anticipates owning securities in countries whose currencies are linked, the Adviser may aggregate such positions as to the currency hedged.

     If a Fund enters into a forward contract hedging an anticipated purchase of portfolio securities, liquid assets of the Fund, which may include equities, debt obligations, U.S. government securities or cash, having a value at least as great as the commitment under the forward contract will be segregated on the books of the Fund, marked to market daily, and held by the Fund's custodian while the contract is outstanding.

     At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Debt Securities

     Each Fund may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation ("S&P") or Ba or lower by Moody's Investor Services, Inc. ("Moody's"), commonly called "junk bonds") and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund's assets that may be invested in debt securities in a particular ratings category, except that International Fund and International Small Cap Fund will not invest more than 10% of their respective total assets in securities rated below investment grade, Equity and Income Fund will not invest more than 20% of its total assets in such securities, and each of the other Funds will not invest more than 25% of its total assets in such securities.

     Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

     Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See "Net Asset Value." The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

     A description of the characteristics of bonds in each ratings category is included in the appendix to this statement of additional information.

When-Issued and Delayed-Delivery Securities

     Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the adviser deems it advisable for investment reasons. A Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivered basis.

     At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

Illiquid Securities

     No Fund may invest in illiquid securities, if as a result such securities would comprise more than 15% of the value of the Fund's assets.

     If through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take appropriate steps to protect liquidity.

     Illiquid securities may include restricted securities, which may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the "1933 Act"). Where a Fund holds restricted securities and registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the board of trustees.

     Notwithstanding the above, each Fund may purchase securities that, although privately placed, are eligible for purchase and sale under Rule 144A under the 1933 Act. This rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The adviser, under the supervision of the board of trustees, may consider whether securities purchased under Rule 144A are liquid and thus not subject to the Fund's restriction of investing no more than 15% of its assets in illiquid securities. (See restriction 13 under "Investment Restrictions.") A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the adviser will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, (4) and the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Short Sales

     Each Fund may sell securities short against the box, that is: (1) enter into short sales of securities that it currently owns or has the right to acquire through the conversion or exchange of other securities that it owns without additional consideration; and (2) enter into arrangements with the broker-dealers through which such securities are sold short to receive income with respect to the proceeds of short sales during the period the Fund's short positions remain open. A Fund may make short sales of securities only if at all times when a short position is open the Fund owns at least an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

     In a short sale against the box, a Fund does not deliver from its portfolio the securities sold and does not receive immediately the proceeds from the short sale. Instead, the Fund borrows the securities sold short from a broker-dealer through which the short sale is executed, and the broker-dealer delivers such securities, on behalf of the Fund, to the purchaser of such securities. Such broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker-dealer the securities sold short. In addition, the Fund is required to pay to the broker-dealer the amount of any dividends paid on shares sold short. Finally, to secure its obligation to deliver to such broker-dealer the securities sold short, the Fund must deposit and continuously maintain in a separate account with the Fund's custodian an equivalent amount of the securities sold short or securities convertible into or exchangeable for such securities without the payment of additional consideration. A Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the sale. A Fund may close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short, rather than by delivering portfolio securities.

     Short sales may protect a Fund against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such portfolio securities should be wholly or partially offset by a corresponding gain in the short position. However, any potential gains in such portfolio securities should be wholly or partially offset by a corresponding loss in the short position. The extent to which such gains or losses are offset will depend upon the amount of securities sold short relative to the amount the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium.

     Short sale transactions involve certain risks. If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss and if the price declines during this period, the Fund will realize a short-term capital gain. Any realized short-term capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend or interest which the Fund may have to pay in connection with such short sale. Certain provisions of the Internal Revenue Code may limit the degree to which a Fund is able to enter into short sales. There is no limitation on the amount of each Fund's assets that, in the aggregate, may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to segregated accounts in connection with short sales. No Fund currently expects that more than 20% of its total assets would be involved in short sales against the box.

Options

     Each Fund may purchase both call options and put options on securities. A call or put option is a contract that gives the Fund, in return for a premium paid upon purchase of the option, the right during the term of the option to buy from, or to sell to, the seller of the option the security underlying the option at a specified exercise price. The option is valued initially at the premium paid for the option. Thereafter, the value of the option is marked-to-market daily. It is expected that a Fund will not purchase a call option or a put option if the aggregate value of all call and put options held by the Fund would exceed 5% of the Fund's net assets.

Temporary Strategies

     Each Fund has the flexibility to respond promptly to changes in market and economic conditions. In the interest of preserving shareholders' capital, the adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted. Pursuant to such a defensive strategy, a Fund temporarily may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or invest up to 100% of its assets in high quality debt securities or money market instruments of U.S. or foreign issuers, and most or all of International Fund's investments and International Small Cap Fund's investments may be made in the United States and denominated in U.S. dollars. It is impossible to predict whether, when or for how long a Fund will employ defensive strategies.

     In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, each Fund temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest any portion of its assets in money market instruments.

                            PERFORMANCE INFORMATION

     From time to time the Funds may quote total return figures in sales material. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return for the period.

     Average Annual Total Return will be computed as follows:

             ERV = P(1+T)/n/

     Where: P = the amount of an assumed initial investment in Fund shares T = average annual total return n = number of years from initial investment to the end of the period
             ERV = ending redeemable value of shares held at the end of the period

     For example, Total Return and Average Annual Total Return on a $1,000 investment in each Fund for the following periods ended September 30, 1997 were:

                                      Total   Average Annual
                                     Return    Total Return
                                     ------   --------------
     Oakmark Fund
        One year...................    37.1%       37.1%
        Five years.................   209.6        25.3
        Life of Fund*..............   420.1        30.7

     Select Fund
        Life of Fund*..............    63.4        69.2

     Small Cap Fund
        One year...................    53.5        53.5
        Life of Fund*..............   103.4        44.8

     Equity and Income Fund
        One year...................    34.0        34.0
        Life of Fund*..............    48.1        22.7

     International Fund
        One year...................    29.6        29.6
        Five years.................   132.8        18.4
        Life of Fund*..............   132.8        18.4

     International Small Cap Fund
        One year...................    12.1        12.1
        Life of Fund*..............    26.7        13.1

     ---------------------
     * Life of Fund commenced with the public offering of its shares as follows:
       Oakmark, 8/5/91; Select, 11/1/96; International, 9/30/92; Small Cap, Equity and Income and International Small Cap, 11/1/95.

     Performance figures quoted by the Funds will assume reinvestment of all dividends and distributions, but will not take into account income taxes payable by shareholders. The Funds impose no sales charge and pay no distribution ("12b-1") expenses. Each Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses.

Although information such as yield and total return is useful in reviewing a Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

     In advertising and sales literature, the performance of a Fund may be compared with that of other mutual funds, indexes or averages of other mutual funds, indexes of related financial assets or data, and other competing investment and deposit products available from or through other financial institutions. The composition of these indexes or averages differs from that of the Funds. Comparison of a Fund to an alternative investment should consider differences in features and expected performance.

     All of the indexes and averages noted below will be obtained from the indicated sources or reporting services, which the Funds generally believe to be accurate. The Funds may also refer to publicity (including performance rankings) in newspapers, magazines, or other media from time to time. However, the Funds assume no responsibility for the accuracy of such data. Newspapers and magazines that might mention the Funds include, but are not limited to, the following:

 Barron's
 Business Week
 Changing Times
 Chicago Tribune
 Chicago Sun-Times
 Crain's Chicago Business
 Consumer Reports
 Consumer Digest
 Financial World
 Forbes
 Fortune
 Global Finance
 Investor's Business Daily
 Kiplinger's Personal Finance
 Los Angeles Times
 Money
 Mutual Fund Letter
 Mutual Funds Magazine
 Morningstar
 Newsweek
 The New York Times
 Pensions and Investments
 Personal Investor
 Smart Money
 Stanger Reports
 Time
 USA Today
 U.S. News and World Report
 The Wall Street Journal Worth

     A Fund may compare its performance to the Consumer Price Index (All Urban), a widely recognized measure of inflation. The performance of a Fund may also be compared to the Morgan Stanley EAFE (Europe, Australia and Far East) Index*, a generally accepted benchmark for performance of major overseas markets, and to the following indexes or averages:

 Dow-Jones Industrial Average*
 Standard & Poor's 500 Stock Index*
 Standard & Poor's 400 Industrials
 Standard & Poor's Small Cap 600*
 Standard & Poor's Mid Cap 400*
 Russell 2000
 Wilshire 5000
 New York Stock Exchange Composite Index
 American Stock Exchange Composite Index
 NASDAQ Composite
 NASDAQ Industrials

     In addition, each of Oakmark Fund, Select Fund, Small Cap Fund and Equity and Income Fund may compare its performance to the following indexes and averages: Value Line Index; Lipper Capital Appreciation Fund Average; Lipper Growth Funds Average; Lipper Small Company Growth Funds Average; Lipper General Equity Funds Average; Lipper Equity Funds Average; Lipper Small Company Growth Fund Index; and Lehman Brothers Government/Corporate Bond Index. Each of International Fund and International Small Cap Fund may compare its performance to the following indexes and averages: Lipper International & Global Funds Average; Lipper International Fund Index; Lipper International Equity Funds Average; Micropal International Small Company Fund Index; Morgan Stanley Capital International World ex the U.S. Index*; Morningstar International Stock Average.

___________________________
* with dividends reinvested

     Lipper Indexes and Averages are calculated and published by Lipper Analytical Services, Inc. ("Lipper"), an independent service that monitors the performance of more than 1,000 funds. The Funds may also use comparative performance as computed in a ranking by Lipper or category averages and rankings provided by another independent service. Should Lipper or another service reclassify a Fund to a different category or develop (and place a Fund into) a new category, that Fund may compare its performance or ranking against other funds in the newly assigned category, as published by the service. Each Fund may also compare its performance or ranking against all funds tracked by Lipper or another independent service, including Morningstar, Inc.

     The Funds may cite their ratings, recognition, or other mention by Morningstar or any other entity. Morningstar's rating system is based on risk-adjusted total return performance and is expressed in a star-rating format. The risk-adjusted number is computed by subtracting a fund's risk score (which is a function of the fund's monthly returns less the 3-month T-bill return) from the fund's load-adjusted total return score. This numerical score is then translated into rating categories, with the top 10% labeled five star, the next 22.5% labeled four star, the next 35% labeled three star, the next 22.5% labeled two star, and the bottom 10% one star. A high rating reflects either above-average returns or below-average risk or both.

     To illustrate the historical returns on various types of financial assets, the Funds may use historical data provided by Ibbotson Associates, Inc. ("Ibbotson"), a Chicago-based investment firm. Ibbotson constructs (or obtains) very long-term (since 1926) total return data (including, for example, total return indexes, total return percentages, average annual total returns and standard deviations of such returns) for the following asset types: common stocks; small company stocks; long-term corporate bonds; long-term government bonds; intermediate-term government bonds; U.S. Treasury bills; and Consumer Price Index.

                              INVESTMENT ADVISER

     The Funds' investment adviser, Harris Associates L.P. (the "Adviser"), furnishes continuing investment supervision to the Funds and is responsible for overall management of the Funds' business affairs pursuant to investment advisory agreements relating to the respective Funds (the "Agreements"). The Adviser furnishes office space, equipment and personnel to the Funds, and assumes the expenses of printing and distributing the Funds' prospectus and reports to prospective investors.

     Each Fund pays the cost of its custodial, stock transfer, dividend disbursing, bookkeeping, audit and legal services. Each Fund also pays other expenses such as the cost of proxy solicitations, printing and distributing notices and copies of the prospectus and shareholder reports furnished to existing shareholders, taxes, insurance premiums, the expenses of maintaining the registration of that Fund's shares under federal and state securities laws and the fees of trustees not affiliated with the Adviser.

     The Adviser has voluntarily agreed to reimburse each Fund to the extent that its annual ordinary operating expenses exceed the following percent of the Fund's average net assets through January 31, 1999, subject to earlier termination by the Adviser on 30 days' notice to the Fund: 1.5% in the case of Oakmark Fund, Select Fund, Small Cap Fund or Equity and Income Fund and 2% in the case of International Fund and International Small Cap Fund. For the purpose of determining whether a Fund is entitled to any reduction in advisory fee or expense reimbursement, that Fund's expenses are calculated daily and any reduction in fee or reimbursement is made monthly.

     For its services as investment adviser, the Adviser receives from each Fund a monthly fee based on that Fund's net assets at the end of the preceding month. Basing the fee on net assets at the end of the preceding month has the effect of (i) delaying the impact of changes in assets on the amount of the fee and
(ii) in the first year of a fund's operation, reducing the amount of the aggregate fee by providing for no fee in the first month of operation. The annual rates of fees as a percentage of each Fund's net assets are as follows:

      Fund                                                          Fee
-----------------                  ----------------------------------------------------------------------
Equity and Income                  .75%

Oakmark                            1% up to $2.5 billion; .95% on the next $1.25 billion; .90% on the next $1.25 billion; and .85% on net assets in excess of $5 billion

International                      1% up to $2.5 billion; .95% on the next $2.5 billion; and .90% on net assets in excess of $5 billion

Select                             1% up to $1 billion; .95% on the next $500 million; .90% on the next
                                   $500 million; .85% on the next $500 million; .80% over $2.5 billion

Small Cap                          1.25% up to $1 billion; 1.15% on the next $500 million; 1.10% on the next $500 million; 1.05% on the next $500 million; 1% over $2.5 billion

International Small Cap            1.25%

     The table below shows gross advisory fees paid by the Funds and any expense reimbursements by the Adviser to them, which are described in the prospectus.


                                      Eleven Months      Year Ended October 31,
                       Type of     Ended September 30,  ------------------------
       Fund            Payment            1997             1996         1995
------------------  -------------  -------------------  -----------  -----------
   Oakmark          Advisory fee           $43,705,462  $36,082,925  $21,215,738
   Select           Advisory fee             1,731,599       --            --
   Small Cap        Advisory fee             7,705,828      956,809        --
   Equity and       Advisory fee               140,973       69,005        --
     Income         Reimbursement               39,450       14,245        --
   International    Advisory fee            13,040,702   10,113,272    9,916,904
   International    Advisory fee               648,148      258,427        --
     Small Cap      Reimbursement                --          35,441        --

     The Agreement for each Fund was for an initial term expiring September 30, 1997. Each Agreement will continue from year to year thereafter so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities of the Fund, and (2) a majority of the trustees who are not interested persons of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement may be terminated at any time, without penalty, by either the Trust or the Adviser upon sixty days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

     The Adviser is a limited partnership managed by its general partner, Harris Associates, Inc., whose directors are David G. Herro, Robert M. Levy, Roxanne M. Martino, Victor A.

Morgenstern, Anita M. Nagler, William C. Nygren, Neal Ryland, Robert J. Sanborn and Peter S. Voss. Mr. Levy is the president and chief executive officer of Harris Associates, Inc.

                             TRUSTEES AND OFFICERS

     Information on the trustees and officers of the Trust is included in the Funds' prospectus under "Trustees and Officers." All of that information is incorporated herein by reference.

     The addresses of the trustees are as follows:

          Michael J. Friduss          c/o MJ Friduss & Associates
                                      1555 Museum Drive
                                      Highland Park, Illinois  60035

          Thomas H. Hayden            c/o Bozell Worldwide, Inc.
                                      625 North Michigan Avenue
                                      Chicago, Illinois  60611-3110

          Christine M. Maki           c/o Hyatt Corporation
                                      200 West Madison Street
                                      Chicago, Illinois  60606

          Victor A. Morgenstern       c/o Harris Associates L.P.
                                      Two North La Salle Street, Suite 500
                                      Chicago, Illinois  60602

          Allan J. Reich              c/o D'Ancona & Pflaum
                                      30 North La Salle Street, Suite 2900
                                      Chicago, Illinois  60602

          Marv R. Rotter              c/o Rotter & Associates
                                      5 Revere Drive, Suite 400
                                      Northbrook, Illinois  60062-1571

          Burton W. Ruder             c/o The Academy Group
                                      707 Skokie Boulevard, Suite 410
                                      Northbrook, Illinois  60062

          Peter S. Voss               c/o New England Investment Companies, L.P.
                                      399 Boylston Street
                                      Boston, Massachusetts  02116

          Gary N. Wilner, M.D.        c/o Evanston Hospital
                                      2650 Ridge Avenue
                                      Evanston, Illinois  60201

     Messrs. Morgenstern and Voss are trustees who are "interested persons" of the Trust as defined in the 1940 Act. They and Dr. Wilner are members of the executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

     At December 31, 1997, the trustees and officers as a group owned beneficially the following percentages of the outstanding shares of the Funds:
Select, 1.7%; Equity and Income, 12.5%; International Small Cap, 15.6%; and less than 1% in the case of each other Fund.

     The following table shows the compensation paid by the Trust for the eleven months ended September 30, 1997 to each trustee who was not an "interested person" of the Trust:

                                                   Aggregate
                                                 Compensation
          Name of Trustee                       from the Trust*
--------------------------------------------------------------------------------
          Christine M. Maki                         $28,500
          Michael J. Friduss                         32,000
          Thomas H. Hayden                           26,000
          Allan J. Reich                             30,000
          Marv R. Rotter                             24,000
          Burton W. Ruder                            26,000
          Gary N. Wilner, M.D.                       33,000
--------------------------------------------------------------------------------

* The Trust is not part of a fund complex.

Other trustees who are "interested persons" of The Trust, as well as the officers of the Trust, are compensated by the Adviser and not by The Trust. The Trust does not provide any pension or retirement benefits to its trustees.

                            PRINCIPAL SHAREHOLDERS

     The only persons known by the Trust to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of December 31, 1997 were:

                                                                   Percentage of
                                                                   Outstanding
Name and Address                          Fund                     Shares Held
----------------                          ----                     -----------

Charles Schwab & Co. Inc. (1)            Oakmark                   31.9%
101 Montgomery Street                    Select                    33.0
San Francisco, CA  94104-4122            Small Cap                 41.3
                                         Equity and Income         15.1
                                         International             35.4
                                         International Small Cap   31.1

Donaldson Lufkin & Jenrette Securities   Select                     5.2
Corporation (1)
One Pershing Plaza
Jersey City, NJ  07399-0001

David G. Herro (2)                       International Small Cap    9.8
Two North LaSalle Street, #500
Chicago, IL  60602

Clyde S. and Joan K. McGregor            Equity and Income          9.5
Two North LaSalle Street, #500
Chicago, IL  60602

Morgan Stanley & Co., Inc. (1)           Equity and Income          7.9
1 Pierrepont Plaza, 10th Floor
Brooklyn, NY  11201-2776

National Financial Services Corp. (1)    Oakmark                    8.4
P.O. Box 3908                            Select                    23.6
Church Street Station                    Small Cap                 10.4
New York, NY  10008-3908                 Equity and Income          5.1

----------
(1)  Shares are held for accounts of customers.
(2) 605,063 of these shares are included in shares held by Morgan Stanley & Co., Inc.

                        PURCHASING AND REDEEMING SHARES

     Purchases and redemptions are discussed in the Funds' prospectus under the headings "Purchasing and Redeeming Shares - How to Purchase Shares," "Purchasing and Redeeming Shares - How to Redeem Shares," and "Purchasing and Redeeming Shares - Shareholder Services." All of that information is incorporated herein by reference.

     The net asset value per share of each Fund is determined by the Trust's custodian, State Street Bank and Trust Company. Securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported on the NASDAQ National Market System, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are also valued at the most recent bid quotations. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by or under the direction of the board of trustees. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean of the bid and offer prices of such currencies against U.S. dollars quoted by any major bank or dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established in good faith by the Board.

     The Funds' net asset values are determined only on days on which the New York Stock Exchange is open for trading. The NYSE is regularly closed on Saturdays and Sundays and on New Year's Day, the third Monday in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas. If one of these holidays falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or the following Monday, respectively.

     Trading in the portfolio securities of International Fund or International Small Cap Fund (and of any other Fund, to the extent it invests in securities of non-U.S. issuers) takes place in various foreign markets on certain days (such as Saturday) when the Fund is not open for business and does not calculate its net asset value. In addition, trading in the Fund's portfolio securities may not occur on days when the Fund is open. Therefore, the calculation of net asset value does not take place contemporaneously with the determinations of the prices of many of the Fund's portfolio securities and the value of the Fund's portfolio may be significantly affected on days when shares of the Fund may not be purchased or redeemed.

     Computation of net asset value (and the sale and redemption of a Fund's shares) may be suspended or postponed during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that exchange is closed for other than customary weekend and holiday closings, (b) the Commission has by order permitted such suspension, or (c) an emergency, as determined by the Commission, exists making disposal of portfolio securities or valuation of the net assets of a Fund not reasonably practicable.

     Shares of any of the Funds may be purchased through certain financial service companies, without incurring any transaction fee. For services provided by such a company with respect to Fund shares held by that company for its customers, the company may charge a fee of up to 0.30% of the annual average value of those accounts. Each Fund may pay a portion of those fees, not to exceed the estimated fees that the Fund would pay to its own transfer agent if the shares of the Fund held by such customers of the company were registered directly in their names on the books of the Fund's transfer agent. The balance of those fees are paid by the Adviser.

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Redemptions in excess of the above amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of marketable securities.

     Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem at net asset value the shares of any shareholder whose account in any Fund has a value of less than the minimum amount specified by the board of trustees, which currently is $1,000. Before such a redemption, the shareholder will be notified that the account value is less than the minimum and will be allowed at least 30 days to bring the value of the account up to the minimum. The agreement and declaration of trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the board of trustees.

     In connection with the Exchange Plan, the Adviser acts as a Service Organization for the Government Portfolio and the Tax-Exempt Diversified Portfolio of Goldman Sachs Money Market Trust and the GS Short Duration Fund Portfolio of Goldman Sachs Trust. For its services it receives fees at rates of up to .50% of the average annual net assets of each account in those portfolios established through the Exchange Plan, pursuant to 12b-1 plans adopted by those investment companies.

                          ADDITIONAL TAX INFORMATION

     General. Each Fund intends to continue to qualify to be taxed as a regulated investment company under the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. At the time of your purchase, a Fund's net asset value may reflect undistributed income, capital gains or net unrealized appreciation of securities held by that Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable either as dividends or capital gain distributions.

     International Fund and International Small Cap Fund. Dividends and distributions paid by International Fund and International Small Cap Fund are not eligible for the dividends-received deduction for corporate shareholders, if as expected, none of such Funds' income consists of dividends paid by United States corporations. Capital gain distributions paid by the Funds are never eligible for this deduction.

     Certain foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations are taxable as ordinary income. If the net effect of these transactions is a gain, the dividend paid by either of these Funds will be increased; if the result is a loss, the income dividend paid by either of these Funds will be decreased.

     Income received by International Fund or International Small Cap Fund from sources within various foreign countries will be subject to foreign income taxes withheld at the source. Under the Code, if more than 50% of the value of the Fund's total assets at the close of its taxable year comprise securities issued by foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to: (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; and (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use it as a foreign tax credit against U.S. income taxes (but not both). No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.

     Both International Fund and International Small Cap Fund intend to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of a Fund, if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

                       TAXATION OF FOREIGN SHAREHOLDERS

     The Code provides that dividends from net income (which are deemed to include for this purpose each shareholder's pro rata share of foreign taxes paid by International Fund and International Small Cap Fund (see discussion of "pass through" of the foreign tax credit to U.S. shareholders), will be subject to U.S. tax. For shareholders who are not engaged in a business in the U.S., this tax would be imposed at the rate of 30% upon the gross amount of the dividend in the absence of a Tax Treaty providing for a reduced rate or exemption from U.S. taxation. Distributions of net long-term capital gains realized by these Funds are not subject to tax unless the foreign shareholder is a nonresident alien individual who was physically present in the U.S. during the tax year for more than 182 days.

                            PORTFOLIO TRANSACTIONS

     Portfolio transactions for each Fund are placed with those securities brokers and dealers that the Adviser believes will provide the best value in transaction and research services for that Fund, either in a particular transaction or over a period of time. Subject to that standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P. ("HASLP"), a registered broker-dealer and an affiliate of the Adviser.

     In valuing brokerage services, the Adviser makes a judgment as to which brokers are capable of providing the most favorable net price (not necessarily the lowest commission) and the best execution in a particular transaction. Best execution connotes not only general competence and reliability of a broker, but specific expertise and effort of a broker in overcoming the anticipated difficulties in fulfilling the requirements of particular transactions, because the problems of execution and the required skills and effort vary greatly among transactions.

     Although some transactions involve only brokerage services, many involve research services as well. In valuing research services, the Adviser makes a judgment of the usefulness of research and other information provided by a broker to the Adviser in managing a Fund's investment portfolio. In some cases, the information, e.g., data or recommendations concerning particular securities, relates to the specific transaction placed with the broker, but for the greater part the research consists of a wide variety of information concerning companies, industries, investment strategy and economic, financial and political conditions and prospects, useful to the Adviser in advising the Funds.

     The Adviser is the principal source of information and advice to the Funds, and is responsible for making and initiating the execution of the investment decisions for each Fund. However, the board of trustees recognizes that it is important for the Adviser, in performing its responsibilities to the Funds, to continue to receive and evaluate the broad spectrum of economic and financial information that many securities brokers have customarily furnished in connection with brokerage transactions, and that in compensating brokers for their services, it is in the interest of the Funds to take into account the value of the information received for use in advising the Funds. Consequently, the commission paid to brokers (other than HASLP) providing research services may be greater than the amount of commission another broker would charge for the same transaction. The extent, if any, to which the obtaining of such information may reduce the expenses of the Adviser in providing management services to the Funds is not determinable. In addition, it is understood by the board of trustees that other clients of the Adviser might also benefit from the information obtained for the Funds, in the same manner that the Funds might also benefit from information obtained by the Adviser in performing services to others.

     HASLP may act as broker for a Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the board of trustees of the Trust. The board of trustees, including a majority of the trustees who are not "interested" trustees, has determined that portfolio transactions for a Fund may be executed through HASLP if, in the judgment of the Adviser, the use of HASLP is likely to result in prices and execution at least as favorable to the Fund as those available from other qualified brokers and if, in such transactions, HASLP charges the Fund commission rates at least as favorable to the Fund as those charged by HASLP to comparable unaffiliated customers in similar transactions. The board of trustees has also adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to HASLP are consistent with the foregoing standard. The Funds will not effect principal transactions with HASLP. In executing transactions through HASLP, the Funds will be subject to, and intend to comply with, section 17(e) of the 1940 Act and rules thereunder.

     The reasonableness of brokerage commissions paid by the Funds in relation to transaction and research services received is evaluated by the staff of the Adviser on an ongoing basis. The general level of brokerage charges and other aspects of the Funds' portfolio transactions are reviewed periodically by the board of trustees.

     Transactions of the Funds in the over-the-counter market and the third market are executed with primary market makers acting as principal except where it is believed that better prices and execution may be obtained otherwise.

     Although investment decisions for the Funds are made independently from those for other investment advisory clients of the Adviser, it may develop that the same investment decision is made for both a Fund and one or more other advisory clients. If both a Fund and other clients purchase or sell the same class of securities on the same day, the transactions will be allocated as to amount and price in a manner considered equitable to each.

     The Funds do not purchase securities with a view to rapid turnover. However, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including general conditions in the securities market, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. A high rate of portfolio turnover would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes. The portfolio turnover rates for the Funds are set forth in the prospectus under "Financial Highlights."

     The following table shows the aggregate brokerage commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated, as well as the aggregate commissions paid to affiliated persons of the Trust.

                                     Eleven Months Ended           Year Ended October 31,
                                        September 30,     ---------------------------------------
                                            1997                  1996              1995
                                         ----------               ----              ----
Oakmark Fund
  Aggregate commissions............  $3,094,186   (100%)  $2,863,961   (100%)  $2,100,849   (100%)
  Commissions paid to affiliates*..     997,845  (32.2%)   1,192,641  (41.6%)     389,339  (18.5%)

Select Fund
  Aggregate commissions............     750,698   (100%)            --                   --
  Commissions paid to affiliates*..     341,805  (45.5%)            --                   --

Small Cap Fund
  Aggregate commissions............   1,906,488   (100%)     404,602   (100%)            --
  Commissions paid to affiliates*..     401,345  (21.0%)     132,729  (32.8%)            --

Equity and Income Fund
  Aggregate commission.............      24,588   (100%)      19,797   (100%)            --
  Commissions paid to affiliates*..      15,611  (63.5%)      14,487  (73.2%)            --

International Fund
  Aggregate commissions............   5,319,725   (100%)   2,804,611   (100%)   2,609,780   (100%)
  Commissions paid to affiliates*..       9,732   (0.2%)      82,872   (3.0%)      71,600   (2.7%)

International Small Cap Fund
  Aggregate commissions............     332,214  (100%)  198,847  (100%)   --
  Commissions paid to affiliates*..         732  (0.2%)    6,128  (3.1%)   --

-------------------

* The percent of the dollar amount of each Fund's aggregate transactions involving the Fund's payment of brokerage commissions that were executed through affiliates for each of the periods is shown below.

                                                              Year Ended October 31,
                                     Eleven Months Ended      ----------------------
          Fund                       September 30, 1997           1996      1995
          ----                       -------------------          ----      ----
          Oakmark                            36.5%                47.0%      7.5%
          Select                             48.0                    -         -
          Small Cap                          23.2                 40.0         -
          Equity and Income                  67.0                 78.0         -
          International                       0.4                  5.0       1.6
          International Small Cap             0.5                  0.4         -

     Of the aggregate brokerage commissions paid during the eleven months ended September 30 1997, the Funds paid the following commissions to brokers who furnished research services: Oakmark, $506,571; Select, $109,737; Small Cap, $277,694; Equity and Income, $1,116; International, $5,122,190; International Small Cap, $315,422.

                             DECLARATION OF TRUST

     The Agreement and Declaration of Trust under which the Trust has been organized ("Declaration of Trust") disclaims liability of the shareholders, trustees and officers of the Trust for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or contract entered into or executed by the Trust or the board of trustees. The Declaration of Trust provides for indemnification out of the Trust's assets for all losses and expenses of any shareholder held personally liable for obligations of the Trust. Thus, although shareholders of a business trust may, under certain circumstances, be held personally liable under Massachusetts law for the obligations of the Trust, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote because it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations. The risk to any one series of sustaining a loss on account of liabilities incurred by another series is also believed to be remote.

                                   CUSTODIAN

     State Street Bank and Trust Company, P.O. Box 8510, Boston Massachusetts 02266-8510 is the custodian for the Trust. It is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other administrative duties, all as directed by authorized persons of the Trust. The custodian also performs certain portfolio accounting services for the Funds, for which each Fund pays the custodian a monthly fee. The fee paid by Oakmark Fund is $2,500 per month. The fee paid by Oakmark International is $3,000 per month. The fee paid by each of Select Fund, Small Cap Fund and Equity and Income Fund is $2,500 per month and the fee paid by International Small Cap Fund is $3,000 per month. The custodian does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of a Fund. The Trust has authorized the custodian to deposit certain portfolio securities of each Fund in central depository systems as permitted under federal law. The Funds may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen LLP, 33 West Monroe Street, Chicago, Illinois 60603, audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and the Funds' federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

                             FINANCIAL STATEMENTS

     Copies of the annual reports for each Fund for the eleven months ended September 30, 1997 accompany this Statement of Additional Information. Those reports contain financial statements, notes thereto, supplementary information entitled "Condensed Financial Information" and reports of independent auditors, all of which (but no other part of the reports), and the notes thereto that also accompany this Statement of Additional Information, are incorporated herein by reference.

     A copy of the Funds' Prospectus and additional copies of the reports to shareholders may be obtained from the Trust at no charge by writing to the Trust at the address shown on the cover page of this statement of additional information, or by telephoning the number shown on the cover page.

                           APPENDIX -- BOND RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the credit-worthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

     The following is a description of the characteristics of ratings used by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P").

Ratings by Moody's:

     Aaa. Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

     Aa. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in the Aaa bonds, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa bonds.

     A. Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa. Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba. Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B. Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa. Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca. Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C. Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Ratings By Standard & Poor's:

     AAA. Debt rated AAA has the highest rating. Capacity to pay interest and repay principal is extremely strong.

     AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

     A. Debt rated A has a very strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB-B-CCC-CC. Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C. This rating is reserved for income bonds on which no interest is being paid.

     D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     NOTE: The ratings from AA to B may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

                           PART C  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits
          ---------------------------------


(a)  Financial statements:
     --------------------

          (1) Financial statements included in Part A of this amendment:


                Financial Highlights

          (2) Financial statements included in Part B of this amendment:

                 Audited financial statements of The Oakmark Fund, The Oakmark
              Select Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund#, The Oakmark International Fund and The Oakmark International Small Cap Fund# (schedules of investments at September 30, 1997, statements of assets and liabilities at September 30, 1997, statements of operations for the eleven months ended September 30, 1997, statements of changes in net assets for the eleven months ended September 30, 1997 and, for each of such Funds other than The Oakmark Select Fund for the year ended October 31, 1996 and notes to financial statements) incorporated by reference to those portions of Registrant's Annual Report - September 30, 1997.

          Schedule I for each Fund has been omitted as the required information is presented in the schedules of investments at September 30, 1997. Schedules II, III, IV, V, VI and VII for each Fund are omitted as the required information is not present.

(b)    Exhibits:
       --------

Note: As used herein, "Registration Statement" refers to this registration statement under the Securities Act of 1933, no. 33-38953. "Pre-effective Amendment" refers to a pre-effective amendment to the Registration Statement, and "Post-effective Amendment" refers to a post-effective amendment to the Registration Statement.

1 Agreement and declaration of trust (exhibit 1 to Post-effective Amendment no. 18*)

2 Bylaws as amended through September 9, 1997 (exhibit 2 to Post-effective Amendment no. 19*)

3      None

4      The registrant does not issue share certificates.

5.1 Investment advisory agreement for The Oakmark Fund dated August 30, 1996 (exhibit 5.1 to Post-effective Amendment no. 17*)

5.2 Investment advisory agreement for The Oakmark International Fund dated August 30, 1996 (exhibit 5.2 to Post-effective Amendment no. 17*)

5.3 Investment advisory agreement for The Oakmark Small Cap Fund dated August 30, 1996 (exhibit 5.3 to Post-effective Amendment no. 17*)

5.4 Amendment dated September 9, 1997 to investment advisory agreement for The Oakmark Small Cap Fund

5.5 Investment advisory agreement for The Oakmark Equity and Income Fund# dated August 30, 1996 (exhibit 5.4 to Post-effective Amendment no. 17*)

5.6 Investment advisory agreement for The Oakmark International Small Cap Fund# dated August 30, 1996 (exhibit 5.5 to Post-effective Amendment no. 17*)

5.7 Investment advisory agreement for The Oakmark Select Fund dated October 22, 1996 (exhibit 5.6 to Post-effective Amendment no. 17*)

5.8 Amendment dated September 9, 1997 to investment advisory agreement for The Oakmark Select Fund

6      None

7      None

8.1 Custody agreement with State Street Bank and Trust Company dated July 10, 1991 (exhibit 8.1 to Post-effective Amendment no. 18*)

8.2 Special custody account agreement (short sales) dated September 24, 1991 (exhibit 8.2 to Post-effective Amendment no. 18*)

8.3 Form of letter agreement dated September 8, 1992 applying custody agreement (exhibit 8.1) to The Oakmark International Fund (exhibit 8.3 to Post-effective Amendment no. 18*)

8.4 Form of letter agreement dated September 15, 1995 applying custody agreement (exhibit 8.1) and transfer agency agreement to The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund# (exhibit 8.4 to Post-effective Amendment no. 18*)

8.5 Form of letter agreement dated September 30, 1996 applying custody agreement (exhibit 8.1) to The Oakmark Select Fund (exhibit 8.5 to Post-effective Amendment no. 17*)

8.6 Form of special custody account agreement (short sales) dated May 21, 1996 for each of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund

9      None

10.1   Opinion of Ropes & Gray dated July 11, 1991 - The Oakmark Fund (exhibit
       10.1 to Post-effective Amendment no. 18*)

10.2 Opinion of Bell, Boyd & Lloyd dated July 23, 1992 - The Oakmark International Fund (exhibit 10.2 to Post-effective Amendment no. 18*)

10.3 Opinion of Ropes & Gray dated September 20, 1995 - The Oakmark International Fund, The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund# (exhibit 10.3 to Post-effective Amendment no. 18*)

10.4 Opinion of Bell, Boyd & Lloyd dated September 20, 1995 - The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund# (exhibit 10.4 to Post-Effective Amendment no. 18*)

10.5 Opinion of Bell, Boyd & Lloyd dated October 22, 1996 - The Oakmark Select Fund (exhibit 10.5 to Post-effective Amendment no. 17*)

11     Consent of independent public accountants

12     None

13.1 Organizational expense agreement for The Oakmark Fund dated July 31, 1991 (exhibit 13.1 to Post-effective Amendment no. 18*)

13.2 Organizational expense agreement for The Oakmark International Fund dated September 15, 1992 (exhibit 13.2 to Post-effective Amendment no. 18*)

13.3 Organizational expense agreement for The Oakmark Small Cap Fund, The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund# dated July 6, 1995 (exhibit 13.3 to Post-effective Amendment no. 18*)

13.4 Organizational expense agreement for The Oakmark Select Fund dated October 22, 1996 (exhibit 13.4 to Post-effective Amendment no. 17*)

13.5 Form of subscription agreement (exhibit 13.5 to Post-effective Amendment no. 18*)

14.1 The Oakmark Funds IRA Plan booklet and adoption agreement, effective January 1, 1998

14.2 Form of individual retirement custodial account application, revised January 1, 1998

14.3   Form of IRA transfer form, revised January 1, 1998

15     None

16     Schedule for computation of performance quotations

17     Financial data schedule

18     New account registration form, revised January 1998
--------------------
* Incorporated by reference

# The Oakmark Equity and Income Fund and The Oakmark International Small Cap Fund were formerly named The Oakmark Balanced Fund and The Oakmark International Emerging Value Fund, respectively.

Item 25.  Persons Controlled By or Under Common Control with Registrant
          -------------------------------------------------------------

     The registrant does not consider that there are any persons directly or indirectly controlling, controlled by, or under common control with, the registrant within the meaning of this item. The information in the prospectus under the caption "Management of the Fund" and in the Statement of Additional Information under the caption "Investment Adviser" and "Trustees and Officers" is incorporated by reference.

Item 26.  Number of Holders of Securities
          -------------------------------

     As of December 31, 1997, the respective series of the Trust had the following numbers of shareholders of record: The Oakmark Fund, 217,678; The Oakmark Select Fund, 26,454; The Oakmark Small Cap Fund, 40,308; The Oakmark Equity and Income Fund, 2,767; The Oakmark International Fund, 62,551; The Oakmark International Small Cap Fund, 5,868.

Item 27.  Indemnification
          ----------------

     Article VIII of the agreement and declaration of trust of registrant (exhibit 1 to this registration statement, which is incorporated herein by reference) provides that registrant shall provide certain indemnification of its trustees and officers. In accordance with Section 17(h) of the Investment Company Act, that provision shall not protect any person against any liability to the registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, negligence or reckless disregard of the duties involved in the conduct of his office.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The registrant, its trustees and officers, Harris Associates L.P. ("HALP") (the investment adviser to registrant) and certain affiliated persons of HALP and affiliated persons of such persons are insured under a policy of insurance maintained by registrant and HALP, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such trustees, directors or officers. The policy expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     The information in the prospectus under the caption "Management of the Funds" is incorporated by reference. Neither the Adviser nor its general partner has at any time during the past two years been engaged in any other business, profession, vocation or employment of a substantial nature either for its own account or in the capacity of director, officer, employee, partner or trustee, except that the Adviser is a registered commodity trading adviser and commodity pool operator and its general partner is also the general partner of a securities broker-dealer firm.

Item 29.  Principal Underwriters
          ----------------------

     Not applicable

Item 30.  Location of Accounts and Records
          --------------------------------

     Mr. Victor A. Morgenstern
     Harris Associates L.P.
     Two North La Salle Street, Suite 500
     Chicago, Illinois  60602

Item 31.  Management Services
          -------------------

     None

Item 32.  Undertakings
          ------------

     (a)  Not applicable

     (b)  Not applicable

     (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report(s) to shareholders of Registrant upon request and without charge.

     (d) Registrant undertakes, if required to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Chicago, Illinois on January 21, 1998.


                              HARRIS ASSOCIATES INVESTMENT TRUST


                              By /s/ Victor A. Morgenstern
                                --------------------------------
                                 Victor A. Morgenstern, Chairman

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

       Name                       Title                          Date
       ----                       -----                          ----
/s/ Michael J. Friduss        Trustee                       )
---------------------------                                 )
Michael J. Friduss                                          )
                                                            )
/s/ Thomas H. Hayden          Trustee                       )
---------------------------                                 )
Thomas H. Hayden                                            )
                                                            )
/s/ Christine M. Maki         Trustee                       )
---------------------------                                 )
Christine M. Maki                                           )
                                                            )
/s/ Victor A. Morgenstern     Trustee and Chairman          )
---------------------------                                 )
Victor A. Morgenstern         (chief executive officer)     )
                                                            )
/s/ Allan J. Reich            Trustee                       )
---------------------------                                 )
Allan J. Reich                                              )
                                                            )   January 21, 1998
/s/ Marv R. Rotter            Trustee                       )
---------------------------                                 )
Marv R. Rotter                                              )
                                                            )
/s/ Burton W. Ruder           Trustee                       )
---------------------------                                 )
Burton W. Ruder                                             )
                                                            )
---------------------------   Trustee                       )
Peter S. Voss                                               )
                                                            )
/s/ Gary N. Wilner            Trustee                       )
---------------------------                                 )
Gary N. Wilner                                              )
                                                            )
/s/ Kristi L. Rowsell                                       )
---------------------------   Treasurer (principal          )
Kristi L. Rowsell             accounting officer)           )

                   Exhibits Being Filed with This Amendment
                   ----------------------------------------

Exhibit
Number
-------
  5.4    Amendment dated September 9, 1997 to investment advisory agreement for
         The Oakmark Small Cap Fund

  5.8 Amendment dated September 9, 1997 to investment advisory agreement for The Oakmark Select Fund

  8.6 Form of special custody account agreement (short sales) dated May 21, 1996 for each of The Oakmark Fund, The Oakmark Select Fund, The Oakmark
         Small Cap Fund, The Oakmark Equity and Income Fund, The Oakmark
         International Fund and The Oakmark International Small Cap Fund

 11      Consent of independent public accountants

 14.1    The Oakmark Funds IRA Plan booklet and adoption agreement, effective
         January 1, 1998

 14.2    Form of individual retirement custodial account application, revised
         January 1, 1998

 14.3    Form of IRA transfer form, revised January 1, 1998

 16      Schedule for computation of performance quotations

 17      Financial data schedule

 18      New account registration form, revised January 1998